Securities Act Registration No. 333-148558
Investment Company Act Reg. No. 811-22164

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

Pre-Effective Amendment No. ____   [  ]
Post-Effective Amendment No. 19      [X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]

Amendment No. 22                            [X]
(Check appropriate box or boxes.)
___________________________________

PSP Family of Funds
(Exact Name of Registrant as Specified in Charter)

1345 Avenue of Americas,
3rd Floor,
 New York, NY 10105
(Address of Principal Executive Offices)

(888) 523-4233
(Registrant’s Telephone Number, including Area Code)

Sean McCooey
1345 Avenue of Americas
3rd Floor
New York, NY 10105
 (Name and Address of Agent for Service)

with a copy to:

Jeffrey T. Skinner, Esq.
Kilpatrick Townsend & Stockton LLP
1001 W. Fourth Street
Winston-Salem, NC 27101
Phone: (336) 607-7512
Fax: (336) 734-2608

It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b)	[X] On August 25, 2014, pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)	[ ] On (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)	[ ] On (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

[ ]	The post-effective amendment designates a new effective date for a previously filed post-effective amendment

Institutional Shares – Ticker Symbol CEFIX, CUSIP 207267303
Investor Shares – Ticker Symbol CEFFX, CUSIP  207267105

PSP Multi-Manager Fund
of the
PSP Family of Funds

Institutional Shares

Investor Shares

PROSPECTUS

August 25, 2014

Managed By:

Pulteney Street Capital Management, LLC
1345 Avenue of the Americas, 3rd Floor
New York, NY  10105

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Page

SUMMARY	2
Investment Objective	2
Fees and Expenses of the Fund	3
Portfolio Turnover	3
Principal Investment Strategies	3
Principal Risks of Investing in the Fund	4
Performance	6
Management	8
Purchase and Sale of Fund Shares	8
Tax Information	8
Payments to Broker-Dealers and Other Financial Intermediaries	8

INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS	9
Investment Objectives	9
Principal Risks of Investing in the Fund	11

MANAGEMENT	15
Investment Adviser	15
Investment Sub-Advisers	15
Board of Trustees	16
Administration	16

INVESTING IN THE FUND	17
Purchasing Shares	18
Redeeming Your Shares	20
Additional Information	21

OTHER IMPORTANT INFORMATION	23
Distributions	23
Taxes	23
Financial Highlights	24
Additional Information	Back Cover

Summary

Investment Objective.  The investment objective of the PSP Multi-Manager Fund (the “Fund”) is capital appreciation and income.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed (sold) within sixty (60) days of the initial purchase of shares in the Fund)	1.00%	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional Shares		Investor Shares
Management Fees		2.25%		2.25%
Distribution and/or Service (12b-1) Fees		0.00%		0.25%
Other Expenses (includes Interest and Dividend Expenses on Securities Sold Short)1		1.92%		1.92%
Interest and Dividends on Securities Sold Short	0.05%		0.05%
Acquired Fund Fees and Expenses		0.05%		0.05%
Total Annual Fund Operating Expenses		4.22%		4.47%
Fee Waiver and/or Expense Reimbursement 2		1.12%		1.12%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement 2		3.10%		3.35%

1	Expense information has been restated to reflect current fees.
2
Pulteney Street Capital Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 3.00%.  Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the 3.00% expense limitation for the year repayment is requested. The current contractual agreement cannot be terminated prior to September 1, 2015 without the Board of Trustees’ approval.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This expense example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The expense example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until September 1, 2015.  Although your actual costs may be higher or lower, based on these assumptions your cost would be:

2

Period Invested	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$313	$1,180	$2,060	$4,322
Investor Shares	$338	$1,251	$2,175	$4,526

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategy of the Fund.  The Fund attempts to generate enhanced risk-adjusted returns by allocating its assets among a group of experienced managers who will serve as sub-advisers (“Sub-Advisers”) to the Fund and who will employ investment strategies that, in the opinion of the Adviser, are complementary (i.e., strategies that do not substantially conflict with one another and that are generally non-duplicative).  The Adviser, in addition to being responsible for identifying and selecting Sub-Advisers and overseeing the portfolio construction process, may also (i) purchase securities for the Fund and (ii) implement options strategies in an effort to limit the Fund’s exposure to general market conditions or to manage market volatility.

Under normal market conditions, the Fund invests at least 60% of its net assets, plus any borrowings for investment purposes, in equity securities.  The types of equity securities in which the Fund generally invests include common stocks, preferred stocks, rights, warrants, convertibles, partnership interests, other investment companies, including exchange-traded funds (“ETFs”), and American Depositary Receipts (“ADRs”) and other similar investments, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  The Fund may invest up to 50% of its net assets in securities purchased on foreign exchanges, which does not include ADRs, EDRs and GDRs.  There is no limitation on the Fund’s ability to invest in ADRs, EDRs and GDRs and therefore the Fund’s exposure to foreign securities may be greater than 40% of the Fund’s net assets.  The Fund may invest up to 40% of its net assets (out of the 40% that may be invested in foreign securities) in foreign securities of issuers located in emerging markets.  The Fund may also invest up to 15% of its net assets in fixed income securities, including sovereign debt, corporate bonds, exchange-traded notes (“ETNs”) and debt issued by the U.S. Government and its agencies.  Such fixed income investments may include high-yield or “junk” bonds and generally range in maturity from 2 to 10 years.  The Fund may invest up to 10% of its net assets in currencies and forward currency contracts and may also invest without limit in the securities of small- and medium-sized issuers.  The Fund may utilize leverage of no more than 30% of the Fund’s total assets as part of the portfolio management process.  From time to time, the Fund may invest a significant portion of its assets in the securities of companies in the same sector of the market.  The Fund may also invest up to 30% of its net assets in option transactions.  These instruments may be used to enter a position in a more cost efficient manner rather than purchasing or selling an underlying security, or to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund.   The Fund may borrow funds not in excess of 30% of the net assets of the Fund at the time the leverage is incurred.

Sub-Advisers
The Adviser seeks to achieve the Fund’s investment objective by allocating its assets amongst a group of Sub-Advisers that, in addition to using traditional equity investment strategies, may use a combination of the following investment strategies:

Long/Short Equity: This strategy takes long and short positions in equity securities issued by companies across all market capitalizations, in both the U.S. and non-U.S. markets based on whether the Sub-Adviser believes the securities are likely to increase or decrease in value, respectively. The Fund takes a long position by purchasing a security. The Fund takes a short position by selling a security that it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  The equity securities in which this strategy may invest include common stock, convertible securities, preferred stock, partnership interests, options, warrants, depository receipts, real estate investment trusts, (“REITs”), master limited partnerships (“MLPs”) and ETFs. Some Sub-Advisers may focus on certain sectors of the market.

3

Event-Driven: These are a broad category of investment strategies based on announced or anticipated events or a series of events and on investing in the securities of companies that could be affected by the occurrence of such events. The types of event-driven strategies that the Fund may utilize, but not be limited to, are Merger (Risk) Arbitrage (this strategy consists primarily of making investments that the Sub-Adviser expects will benefit from the successful completion of a merger or acquisition), and Equity/Debt Restructurings Long/Short (This strategy involves examining companies for the prospect of a variety of potential restructurings. The Sub-Adviser takes either a long or a short position in equity or fixed income securities of companies that are undergoing or have recently completed a restructuring).

Macro:  This strategy profits from changes in global economies, typically brought about by shifts in government policy that impact interest rates, in turn affecting currency, stock, and bond markets.

Market Neutral:  An investment strategy where an equal dollar amount of securities are held both long and short.  The portfolio thereby theoretically maintains a neutral exposure to the market.  If longs selected are undervalued and shorts overvalued, there should be net benefit.  There are many variations on this basic structure: dollar neutral or equal dollars long and short; sector neutral with balanced sector weightings on both sides, and beta neutral.

Capital Structure Arbitrage:  An investment strategy by going long one security in a company’s capital structure that is considered undervalued, while at the same time going short another security in that same company’s capital structure is overvalued in the hopes of this spread tightening.

Distressed: Distressed restructuring strategies that employ an investment process focused on corporate fixed income instruments, primarily on corporate credit instruments of companies trading at significant discounts to their value at issuance or obliged (par value) at maturity as a result of either formal bankruptcy proceeding or financial market perception of near term proceedings.

The Adviser has broad discretion to determine the allocation of the Fund’s assets among the various Sub-Advisers, in addition to assets the Adviser may manage directly.  Accordingly, the percentage of the Fund’s assets managed by a Sub-Adviser will vary, and there may be times when a Sub-Adviser has no allocation.  In selecting and weighting investment allocations, the Adviser seeks to allocate Fund assets to Sub-Advisers that, based on their investment styles and historical performance, have the potential, in the opinion of the Adviser, to perform independently of each other and achieve positive risk-adjusted returns in various market cycles. The degree of correlation of any given investment strategy of a Sub-Adviser will, with other investment strategies and the market as a whole, vary as a result of market conditions and other factors, and some Sub-Advisers will have a greater degree of correlation with each other and with the market than others.

The Sub-Advisers invest in the securities described above based upon their belief that the securities have appreciation potential.  Each Sub-Adviser has complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views.  While each Sub-Adviser is subject to the oversight of the Adviser, the Adviser does not attempt to coordinate or manage the day-to-day investments of the Sub-Advisers.

The Adviser regularly monitors and evaluates the performance of the Sub-Advisers, including their compliance with the investment objective, policies and restrictions of the Fund, and implements procedures to ensure that the Sub-Advisers comply with the Fund’s investment objectives, policies and restrictions.

The Fund sells (or closes a position in) a security when an adviser determines that a particular security has achieved its investment expectations or the reasons for maintaining that position are no longer valid, including: (1) if the adviser’s view of the business fundamentals or management of the underlying company changes; (2) if a more attractive investment opportunity is found; (3) if general market conditions trigger a change in the adviser’s assessment criteria; or (4) for other portfolio management reasons.

Principal Risks of Investing in the Fund. An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following additional risks:

4

Market Risk.  The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Management Risk; Allocation Risk.  The skill of the Adviser and Sub-Advisers will play a significant role in the Fund’s ability to achieve its investment objective.  The Fund’s ability to achieve its investment objective depends on the investment skill and ability of the Adviser and Sub-Advisers and on their ability to correctly identify economic trends, and on the ability of the Adviser to allocate the Fund’s assets among itself and the Fund’s Sub-Advisers.

Sub-Adviser Management Risk.  Because portions of the Fund’s assets are managed by different Sub-Advisers using different styles, the Fund could experience overlapping security transactions.  Certain Sub-Advisers may be purchasing securities at the same time other Sub-Advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

Depositary Receipt Risk.  The Fund’s equity investments may take the form of depositary receipts.  Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are not deemed to be investments in foreign securities for purposes of the Fund’s investment strategy.

Foreign and Emerging Market Securities Risk.  Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Small and Medium Companies Risk.  Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Risks Related to Options. The Fund’s use of options involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. By using options, the Fund is subject to the risk of counterparty default, as well as the potential for unlimited loss.

ETF and Mutual Fund Risk.  When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  Inverse ETFs are subject to the risk that their performance will fall as the value of their benchmark indices rises.  The Fund also will incur brokerage costs when it purchases ETFs.

Fixed Income Securities Risk.  Interest rates may go up resulting in a decrease in the value of the fixed income securities held by the Fund.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

5

High-Yield Securities Risk.  Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

Exchange-Traded Note Risk.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

Leverage Risk.  Leverage is the practice of borrowing money to purchase securities.  If the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. In addition, use of leverage can magnify the effects of changes in the value of a securities portfolio and thus make it more volatile.

Short Sale Risk. A short sale is the sale by the Fund of a security that it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

Event-Driven Trading Risk. Event-driven trading involves the risk that the special situation may not occur as anticipated and that this has a negative impact upon the market price of a stock.

Sector Risk.  To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) would increase the Fund’s transaction costs (including brokerage commissions and dealer costs), and could adversely impact the Fund’s performance.  Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover.

Performance.  The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Investor Shares from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of a broad-based securities market index.  The performance information presented is the performance of Investor Shares only.  Institutional Shares would have substantially similar annual returns as Investor Shares because (i) both classes of shares are invested in the same portfolio of securities and (ii) the annual returns would differ only to the extent that Investor Shares and Institutional Shares do not have the same expenses.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by visiting the Fund’s website at www.pspfamilyoffunds.com or by calling the Fund at 855-318-2804.

6

Quarterly Returns During This Time Period1
Highest	6.87% (quarter ended March 31, 2010)
Lowest	-8.81% (quarter ended September 30, 2011)
Year to Date	-0.91% (quarter ended March 31, 2014)

Average Annual Total Returns – (For the Period Ended December 31, 2013)	1 Year	5 Years	Since Inception
PSP Multi-Manager Fund – Investor Shares2
Before taxes	5.31%	2.18%	0.74%
After taxes on distributions	5.31%	1.91%	0.41%
After taxes on distributions and sale of shares	3.00%	1.82%	0.61%
PSP Multi-Manager Fund – Institutional Shares3 Before taxes	5.50%	N/A	1.62%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.93%	7.51%

1
Effective August 25, 2014, the Fund changed its investment strategy to a manager of managers strategy. Prior to that date, the Fund was known as the Congressional Effect Fund, and was managed with a strategy that sought to minimize the effects of the U.S. Congress on domestic financial markets.

2	The Investor Class of the Fund commenced operations on May 23, 2008
3	The Institutional Class of the Fund commenced operations on September 16, 2010

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as an individual retirement account (IRA) or 401(k) plan.  After-tax returns are shown only for Investor Shares and after-tax returns for other classes will vary.

7

Management

Investment Adviser	Portfolio Manager	Manager of the Fund’s Portfolio Since:
Pulteney Street Capital Management, LLC	Sean M. McCooey	2014
Investment Sub-Adviser	Portfolio Manager	Manager of a Portion of the Fund’s Portfolio Since:
EastBay Asset Management, LLC	Adam Wolfberg & Steve Landry	2014
Ferro Investment Management, LLC	Jeffrey Ferro	2014
Riverpark Advisors, LLC	Justin Frankel & Jeremy Berman	2014
S.W. Mitchell Capital, LLP	Jamie Carter	2014
Tiburon Capital Management, LLC	Peter M. Lupoff & Brian Swain	2014

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund’s Investor Shares is $1,000 and the minimum initial investment in the Fund’s Institutional Shares is $500,000.  The minimum subsequent investment for the Fund’s Investor Shares is $250 ($100 under an automatic investment plan) and the minimum subsequent investment for the Fund’s Institutional Shares is $1,000 ($100 under an automatic investment plan).  You can purchase or redeem Fund shares on any business day the New York Stock Exchange is open directly from the Fund by mail, facsimile, telephone or bank wire, as follows:

•
Orders by mail should be sent to the Fund (specify Institutional or Investor Shares), c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147-4031.  Orders by facsimile should be transmitted to 440-526-4446.  Please call the Fund at 855-318-2804 to conduct telephone transactions or to receive wire instructions for bank wire orders.

•
The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact their broker-dealer directly.

Tax Information.  The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

8

INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS

Investment Objective

The Fund’s investment objective is capital appreciation and income. The Fund’s investment objective may be changed without shareholder approval; however, the Fund will provide 30 days’ advance notice to shareholders before implementing a change in the Fund’s investment objective.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 60% of its net assets, plus any borrowings for investment purposes, in equity securities.  The types of equity securities in which the Fund generally invests include common stocks, preferred stocks, rights, warrants, convertibles, partnership interests, other investment companies, including exchange-traded funds (“ETFs”), and American Depositary Receipts (“ADRs”) and other similar investments, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  The Fund may invest up to 50% of its net assets in securities purchased on foreign exchanges, which does not include ADRs, EDRs and GDRs.  There is no limitation on the Fund’s ability to invest in ADRs, EDRs and GDRs and therefore the Fund’s exposure to foreign securities may be greater than 40% of the Fund’s net assets.  The Fund may invest up to 40% of its net assets (out of the 40% that may be invested in foreign securities) in foreign securities of issuers located in emerging markets.  The Fund may also invest up to 15% of its net assets in fixed income securities, including sovereign debt, corporate bonds, exchange-traded notes (“ETNs”) and debt issued by the U.S. Government and its agencies.  Such fixed income investments may include high-yield or “junk” bonds and generally range in maturity from 2 to 10 years.  The Fund may invest up to 10% of its net assets in currencies and forward currency contracts and may also invest without limit in the securities of small- and medium-sized issuers.  The Fund may utilize leverage of no more than 30% of the Fund’s total assets as part of the portfolio management process.  From time to time, the Fund may invest a significant portion of its assets in the securities of companies in the same sector of the market.  The Fund may also invest up to 30% of its net assets in option transactions.  These instruments may be used to enter a position in a more cost efficient manner rather than purchasing or selling an underlying security, or to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund.

Leverage
The Fund may borrow funds not in excess of 30% of the net assets of the Fund at the time the leverage is incurred.

Portfolio Management
The Adviser incorporates a range of qualitative and quantitative factors when evaluating potential Sub-Advisers and allocating a portion of the Fund’s portfolio to each.  These factors may include, but are not limited to: experience and ability in managing an equity portfolio; history of risk-adjusted performance and flexibility to adapt to evolving market conditions; investment philosophy; attractive portfolio characteristics and the ability to manage additional assets in the strategy; consistency of investment approach and risk management skills; correlation and volatility of results as compared with other potential sub-advisers; and business acumen, team, focus, and depth of the organization.  The Adviser does not manage or approve the day-to-day investment decisions of any Sub-Adviser or evaluate the merits of any individual investment decisions of a Sub-Adviser but actively monitors the Sub-Adviser’s overall investment performance and portfolio composition.

The Adviser has broad discretion to determine the allocation of the Fund’s assets among the various Sub-Advisers, in addition to assets the Adviser may manage directly.  Accordingly, the percentage of the Fund’s assets managed by a Sub-Adviser will vary, and there may be times when a Sub-Adviser has no allocation.  In selecting and weighting investment allocations, the Adviser seeks to allocate Fund assets to Sub-Advisers that, based on their investment styles and historical performance, have the potential, in the opinion of the Adviser, to perform independently of each other and achieve positive risk-adjusted returns in various market cycles. The degree of correlation of any given investment strategy of a Sub-Adviser will, with other investment strategies and the market as a whole, vary as a result of market conditions and other factors, and some Sub-Advisers will have a greater degree of correlation with each other and with the market than others. In engaging Sub-Advisers to manage the Fund, the Adviser looks to select Sub-Advisers who will employ investment strategies that, in the opinion of the Adviser, are complementary (i.e., strategies that do not substantially conflict with one another and that are generally non-duplicative).

9

The Sub-Advisers invest in the securities described above based upon their belief that the securities have an appreciation potential (long investing), and some Sub-Advisers may also participate in short investments.  Each Sub-Adviser has complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views.  While each Sub-Adviser is subject to the oversight of the Adviser, the Adviser does not attempt to coordinate or manage the day-to-day investments of the Sub-Advisers.

The Adviser regularly monitors and evaluates the performance of the Sub-Advisers, including their compliance with the investment objective, policies and restrictions of the Fund, and implements procedures to ensure that the Sub-Advisers comply with the Fund’s investment objectives, policies and restrictions.

The Fund sells (or closes a position in) a security when an adviser determines that a particular security has achieved its investment expectations or the reasons for maintaining that position are no longer valid, including: (1) if the adviser’s view of the business fundamentals or management of the underlying company changes; (2) if a more attractive investment opportunity is found; (3) if general market conditions trigger a change in the adviser’s assessment criteria; or (4) for other portfolio management reasons.

Sub-Advisers:
The Adviser seeks to achieve the Fund’s investment objective by allocating its assets amongst a group of Sub-Advisers that, in addition to using traditional equity investment strategies, may use a combination of the following investment strategies:

Long/Short Equity: This strategy takes long and short positions in equity securities issued by companies across all market capitalizations, in both the U.S. and non-U.S. markets based on whether the Sub-Adviser believes the securities are likely to increase or decrease in value, respectively. The equity securities in which this strategy may invest include common stock, convertible securities, preferred stock, partnership interests, options, warrants, depository receipts, real estate investment trusts, (“REITs”), master limited partnerships (“MLPs”) and ETFs. Some Sub-Advisers may focus on certain sectors of the market.

Event-Driven: These are a broad category of investment strategies based on announced or anticipated events or a series of events and on investing in the securities of companies that could be affected by the occurrence of such events. The types of event-driven strategies that the Fund may utilize, but not be limited to, are:

Merger (Risk) Arbitrage: This strategy consists primarily of making investments that the Sub-Adviser expects will benefit from the successful completion of a merger or acquisition. The Sub-Adviser typically buys the stock of a target company after a merger is announced at a price slightly below the takeover price offered. A profit is made if and when the merger is completed at the offered price or higher. In addition, in stock swap mergers, the Sub-Adviser may sell or take a short position in the stock of the acquiring company either to reduce risk or on the theory that if and when the merger is completed, any difference between the price of the target company’s stock and the value of the acquiring company’s stock being exchanged for the target company’s stock will be eliminated. If the Sub-Adviser believes an announced or widely anticipated merger is unlikely to be completed, it may take the opposite positions. Sub-Advisers may invest in both announced transactions and in anticipation of transactions.

Equity/Debt Restructurings Long/Short: This strategy involves examining companies for the prospect of a variety of potential restructurings. The Sub-Adviser takes either a long or a short position in equity or fixed income securities of companies that are undergoing or have recently completed a restructuring. Typical restructurings may include: selling significant assets or portions of a business, entering new businesses, changes in management, significant changes in corporate policy and/or cost structure, such as altering compensation schemes, emergence from bankruptcy, companies undergoing significant changes due to regulatory changes and other corporate reorganizations, including mergers and acquisitions. Restructurings also may include: holding company arbitrage (i.e., attempting to take advantage of apparent disparities between the prices of a holding company’s stock and the prices of any listed companies it may hold), spin-offs, stub trades, recapitalizations and share buybacks. A Sub-Adviser may not focus on all types of restructurings and may focus only on certain types of restructurings.

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Macro:  This strategy profits from changes in global economies, typically brought about by shifts in government policy that impact interest rates, in turn affecting currency, stock, and bond markets.

Market Neutral:  An investment strategy where an equal dollar amount of securities are held both long and short.  The portfolio thereby theoretically maintains a neutral exposure to the market.  If longs selected are undervalued and shorts overvalued, there should be net benefit.  There are many variations on this basic structure: dollar neutral or equal dollars long and short; sector neutral with balanced sector weightings on both sides, and beta neutral.

Capital Structure Arbitrage:  An investment strategy by going long one security in a company’s capital structure that is considered undervalued, while at the same time going short another security in that same company’s capital structure is overvalued in the hopes of this spread tightening.

Distressed: Distressed restructuring strategies that employ an investment process focused on corporate fixed income instruments, primarily on corporate credit instruments of companies trading at significant discounts to their value at issuance or obliged (par value) at maturity as a result of either formal bankruptcy proceeding or financial market perception of near term proceedings.

Temporary Defensive Positions.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions.  During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash and cash equivalent positions.  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Additional Information About the Fund’s Investment Objective and Strategy. An investment in the Fund should not be considered a complete investment program.  Your investment needs will depend largely on your financial resources and individual investment goals and objectives, and you should consult with your financial professional before making an investment in the Fund.

Principal Risks of Investing in the Fund

All investments carry risks, and investment in the Fund is no exception.  No investment strategy works all the time, and past performance is not necessarily indicative of future performance.  You may lose money on your investment in the Fund.  To help you understand the risks of investing in the Fund, the principal risks of an investment in the Fund are generally set forth below:

Market Risk.  The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant equity holdings. Equity holdings tend to be more volatile than other investment choices such as bonds and money market instruments.  The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Management Risk.  The skill of the Adviser and Sub-Advisers will play a significant role in the Fund’s ability to achieve its investment objective.  The Fund’s ability to achieve its investment objectives depends on the investment skill and ability of the Adviser and Sub-Advisers and on their ability to correctly identify economic trends.  In addition, the Fund’s ability to achieve its investment objective depends on the Sub-Advisers’ ability to select stocks and other investments, particularly in volatile stock markets.  The Sub-Advisers could be incorrect in their analysis of industries, companies’ projected dividends and growth rates and the relative attractiveness of value and growth stocks and other matters.

Multi-Style Management Risk.  Because portions of the Fund’s assets are managed by different Sub-Advisers using different styles, the Fund could experience overlapping security transactions. Certain Sub-Advisers may be purchasing securities at the same time that other Sub-Advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

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Depositary Receipt Risk.  Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations, are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. GDRs, which are similar to ADRs, are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. In addition, EDRs, similar to GDRs, are shares of foreign-based corporations generally issued by European banks that trade on exchanges outside of the bank’s home country. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. Fund investments in ADRs, GDRs, and EDRs are not deemed to be investments in foreign securities for purposes of the Fund’s investment strategy.

Foreign and Emerging Market Securities Risk.  Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.

Foreign securities include dollar-denominated foreign securities and securities purchased directly on foreign exchanges.   Foreign securities may be subject to more risks than U.S. domestic investments.  These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments.  Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities.  The Fund will generally not be eligible to pass through to shareholders any U.S. federal income tax credits or deductions with respect to foreign taxes paid unless it meets certain requirements regarding the percentage of its total assets invested in foreign securities.  Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates.  Such fluctuations may reduce the value of the investment.  Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets.  In addition, foreign markets can and often do perform differently from U.S. markets.

Currency Risk.  If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Small and Medium Companies Risk.  Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Small and medium capitalization companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.  Securities of those companies may have limited market liquidity and their prices may be more volatile.

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Risks Related to Options. The Fund’s use of options involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The Fund’s investments in options could lose more than the principal amount invested. Options are subject to the risk of counterparty default, in addition to a number of risks described elsewhere in this section, such as management risk and market risk. To the extent the Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss.

ETF and Mutual Fund Risk.  ETFs are typically open-end investment companies that are bought and sold on a national securities exchange.  When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds.  Many ETFs seek to replicate a specific benchmark index.  However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held.  Inverse ETFs are subject to the risk that their performance will fall as the value of their benchmark indices rises.  Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds.  In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.  The Fund also will incur brokerage costs when it purchases ETFs.

If the Fund invests in shares of another mutual fund, shareholders will indirectly bear fees and expenses charged by the underlying mutual funds in which the Fund invests in addition to the Fund’s direct fees and expenses.  Furthermore, investments in other mutual funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

Real Estate Investment Trust (REIT) Risk.  REITs in which the Fund may invest are susceptible to the risks associated with investing in real estate generally, including, among others, declines in the value of real estate, lack of ability to access the credit markets and defaults by borrowers or tenants.

Master Limited Partnership (MLP) Risk. MLPs are partnerships that may engage in, among other things, the extraction and transportation of certain energy commodities such as natural gas, crude oil or coal. A decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely impact the financial performance of a MLP in which the Fund is invested.

Fixed Income Securities Risk. Interest rates may go up resulting in a decrease in the value of the fixed income securities held by the Fund.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

High-Yield Securities Risk.  Fixed income securities receiving below investment grade ratings (i.e., “junk bonds”) may have speculative characteristics, and, compared to higher-grade securities, may have a weakened capacity to make principal and interest payments in economic conditions or other circumstances.  High-yield, high risk, and lower-rated securities are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default, decreased liquidity, and fluctuations in value due to public perception of the issuer of such securities.  These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding.  In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or, a higher profile default.

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Government Sponsored Entities Risk.  Securities issued or guaranteed by government-sponsored entities may not be guaranteed or insured by the United States Government, and may only be supported by the credit of the issuing agency.

Exchange-Traded Note Risk.  ETNs are subject to the credit risk of the issuer. The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index.  There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. Each Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Leverage Risk.  Subject to certain limitations, the Fund may use leverage in connection with its investment activities and may effect short sales of securities.  These investment practices involve special risks.  Leverage is the practice of borrowing money to purchase securities.  If the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  In addition, use of leverage can magnify the effects of changes in the value of a securities portfolio and thus make it more volatile.

Short Sale Risk. A short sale is the sale by the Fund of a security that it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

Event-Driven Trading Risk. Event-driven trading involves the risk that the special situation may not occur as anticipated and that this has a negative impact upon the market price of a stock.

Sector Risk.  To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

Portfolio Turnover Risk.  The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Sub-Adviser feels either the securities no longer meet its investment criteria or the potential for capital appreciation has lessened, or for other reasons.  The Fund’s portfolio turnover rate may vary from year to year.  A high portfolio turnover rate (100% or more) would increase the Fund’s transaction costs (including brokerage commissions and dealer costs), and could adversely impact the Fund’s performance.  Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover.  The turnover rate will not be a limiting factor, however, if a Sub-Adviser considers portfolio changes appropriate.

Disclosure of Portfolio Holdings.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available from the Fund or on the SEC’s web site, www.sec.gov.

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MANAGEMENT

Investment Adviser. Pulteney Street Capital Management, LLC serves as the Fund’s investment adviser that manages the investments in the Fund’s portfolio and oversees the Fund’s Sub-Advisers. The Adviser’s principal office is located at 1345 Avenue of the Americas, 3rd Floor, New York, NY 10105. The Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Fund, under which the Adviser selects securities and manages investments and Sub-Advisers for the Fund, subject to the oversight of the Fund’s Board of Trustees (the “Trustees”). Under the Advisory Agreement, the Fund pays the Adviser a monthly fee based on an annualized rate of 2.25% of the average daily net asset value of the Fund. The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” as indicated in the fee table. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Trustees.

The Adviser has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and subject to review and approval by the Board, (i) sets the Fund’s overall investment strategies and (ii) evaluates, selects and recommends the Sub-Advisers.  In addition, the Adviser, when appropriate, allocates and reallocates the Fund’s assets among the Sub-Advisers, monitors and evaluates the performance of the Sub-Advisers, including their compliance with the investment objectives, policies and restrictions of the Fund, and implements procedures to ensure that the Sub-Advisers comply with the Fund’s investment objectives, policies and restrictions and may use option strategies in an effort to enter a position in a more cost efficient manner rather than purchasing or selling an underlying security, or to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund. The Adviser, and not the Fund, is responsible for paying each Sub-Adviser its respective management fee.

Sean M. McCooey, a Managing Director of the Adviser, serves as one of the Fund’s portfolio managers. Mr. McCooey is also a registered representative of Concept Capital Markets, LLC. Prior to founding the Adviser in 2012, Mr. McCooey graduated from Hobart College in 1978 with a BA in Economics. In 1979, he became an independent broker on the floor of the New York Stock Exchange (NYSE) and founded Sean M. McCooey and Co., where his focus was on covering large institutional accounts. In 1988, Mr. McCooey joined the specialist firm of LaBranche and Co. as a managing director. As a partner of LaBranche, Mr. McCooey was responsible for managing the firm’s traders and overseeing all U.S. and Non-U.S. trading. During that period, he functioned as the liaison between the firm and its listed companies. In addition to his daily trading and management activities, Mr. McCooey was also responsible for developing new business by generating new listings for the firm.  From 1992 through 2006, he was responsible for 42 company listings on the NYSE.

In addition to his responsibilities at LaBranche, Mr. McCooey was a NYSE Floor Official from 1988 to 1994. From 1994-2000 and 2003-2006 he served as a Governor of the NYSE.  He Co-Chaired the New Broker Orientation Committee from 2003 to 2006 and Co-Chaired the Hybrid Rules Committee from 2005 to 2006.

The Adviser also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under the Advisory Agreement.   The management fees paid to the Adviser by the Fund are also used, in part, to pay the fees of the Sub-Advisers.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement with the Adviser and Sub-Advisory Agreements with the Sub-Advisers will be available in the Fund’s semi-annual report to shareholders for the fiscal period ending June 30, 2014.  You may obtain a copy of the semi-annual report, free of charge, upon request to the Fund.

Prior to March 20, 2014, Congressional Effect Management, LLC (“CEM”) was the investment adviser to the Fund. During the fiscal year ended December 31, 2013, CEM waived its advisory fee in the amount of $98,834. As a result, the Fund did not pay an advisory fee to CEM in the fiscal year ended December 31, 2013.

The Sub-Advisers and Portfolio Managers. A combination of the following Sub-Advisers and their portfolio managers set forth below are responsible for the day-to-day portfolio management of the Fund.

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EastBay Asset Management, LLC (“EastBay”), 1345 Avenue of the Americas, 3rd Floor, New York, NY 10105, specializes in equity investing with a focus on the global technology, media, telecom and leisure industries. Adam Wolfberg and Steve Landry are portfolio managers for the Fund, and each serves as a Managing Partner of EastBay. Prior to forming EastBay, Mr. Wolfberg was a portfolio manager and/or principal of Diamondback Capital Management, XI Asset Management, Galleon Group and SAC Capital Advisors. Mr. Landry previously was a co-portfolio manager and/or head of research at Diamondback Capital Management, XI Asset Management, Citigroup Asset Management and Franklin Templeton.

Ferro Investment Management, LLC (“Ferro”) 330 Madison Avenue, 39th Floor, New York, New York  10017, specializes in equities. Jeffrey Ferro is a Partner of Ferro, and serves as one of the Fund’s portfolio managers. Mr. Ferro has been with Ferro since 2010, and prior to that time held positions at HSBC, Lehman Brothers and various affiliates of ING.

Riverpark Advisors, LLC (“RiverPark”) 156 West 56th Street, 17th Floor, New York, New York 10019, specializes in providing alternative investment advisory services and customized multi-manager alternative investment solutions. Justin Frankel and Jeremy Berman are portfolio managers for both the Fund and RiverPark. Prior to founding RiverPark, Messrs Frankel and Berman co-founded Wavecrest Asset Management in 2008.

S.W. Mitchell Capital (“SWMC”), Princes House, 38 Jermyn Street, London SW1Y 6DN, United Kingdom, focuses on investing in European equities on both a long and short basis.  Stuart Mitchell is SWMC’s founder and managing member. Jamie Carter serves as the Fund’s portfolio manager for SWMC. Prior to joining SWMC in 2006, Mr. Carter was with J O Hambro Investment Management.

Tiburon Capital Management, LLC (“Tiburon”), 1345 Avenue of the Americas, 3rd Floor, New York, New York 10105, specializes in event-driven investment opportunities. Peter M. Lupoff and Brian Swain, CFA serve as portfolio managers for the Fund, and are the Chief Executive Officer and Senior Managing Director, respectively, of Tiburon. Mr. Lupoff founded Tiburon in 2009 and previously held portfolio manager roles at Millenium Management, Robeco WPG, Schulze Asset Management and Third Avenue Funds.
The SAI provides additional information about the Portfolio Managers’ compensation, other accounts they manage and their ownership of securities in the Fund.

Board of Trustees.  The Fund is a series of the PSP Family of Funds (the “Trust”), a diversified, open-end management investment company organized as a Delaware statutory trust on December 21, 2007.  Prior to May 15, 2014, the Trust was named the Congressional Effect Family of Funds. The Board of Trustees of the Trust supervises the operations of the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

Administration

Custodian.  UMB Bank, n.a. (the “Custodian”) serves as the custodian of the Fund’s securities.

Fund Administration.  Mutual Shareholder Services, LLC (“MSS”) serves as the Fund’s administrator providing the Fund with administrative, accounting and compliance services.  In addition, MSS serves as the transfer agent and dividend-disbursing agent of the Fund.  As indicated below under the caption “Investing in the Fund,” MSS will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund.

Distribution of Shares.  Rafferty Capital Markets, LLC (the “Distributor”) serves as the Fund’s principal underwriter.  The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities. The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the Investment Company Act of 1940 (the “1940 Act”).  The Distribution Plan provides that the Fund may compensate or reimburse the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s shares (this compensation is commonly referred to as “12b-1 fees”).  The services provided by the Distributor may include the review of sales and marketing literature and submission to the Financial Industry Regulatory Authority, Inc. (“FINRA”); FINRA record keeping; quarterly reports to the Fund’s Board of Directors, fulfillment and other distribution services.  Sales charges may be paid to broker-dealers, banks and any other financial intermediary eligible to receive such fees for sales of Fund shares and for services provided to shareholders.  The Distributor may also retain a portion of these fees as the Fund’s distributor.

The Fund charges 12b-1 fees for Investor Shares, but not Institutional Shares.  Pursuant to the Distribution Plan, the Fund may annually pay the Distributor up to 0.25% of the average daily net assets of the Fund’s Investor Shares as a service fee.  Because 12b-1 fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Certain Expenses.  In addition to the 12b-1 fees for the Investor Shares and the investment advisory fees, the Fund pays all expenses not assumed by the Adviser, including, without limitation, the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Multiple Share Classes. The shares offered by this Prospectus are Institutional and Investor Shares offered directly through the Distributor and certain financial intermediaries.  The Funds also offer another class of shares, the Service Share Class, which has higher fees and expenses, that is offered through institutions like broker-dealers, banks, insurance, companies, and other financial intermediaries.  The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the Advisers for core investment advisory services.  Different fees and expenses will affect performance. For additional information concerning the Service Shares not offered by this Prospectus, call 855-318-2804.

INVESTING IN THE FUND

Minimum Initial Investment.  The Fund’s shares are sold and redeemed at net asset value.  Shares may be purchased by any account managed by the Adviser and any other institutional investor or any broker-dealer authorized to sell Shares in the Fund. The minimum initial investment in the Fund’s Investor Shares is $1,000 and the minimum initial investment in the Fund’s Institutional Shares is $1,000,000.  The Fund may, at the Adviser’s sole discretion, accept accounts with less than the minimum investment.

Determining the Fund’s Net Asset Value.  The price at which you purchase or redeem shares is based on the next calculation of net asset value after a purchase or redemption order is received in proper form by the Transfer Agent on behalf of the Fund.  An order is considered to be in good form if it includes a complete application and payment in full of the purchase amount.  The net asset value per share of each class of shares of the Fund (“Class”) is calculated separately by adding the value of the Fund’s securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class (including Fund expenses, which are accrued daily), and dividing the result by the number of outstanding shares of such Class.  The net asset value per share of each Class of the Fund is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier.  The Fund does not calculate net asset value on business holidays when the NYSE is closed.  Currently, the  NYSE is  closed  on weekends and in recognition of the following  holidays:  New Year’s Day,  Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day,  Independence Day, Labor Day, Thanksgiving and Christmas.

The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Trustees.  In determining the value of the Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  The Fund normally uses pricing services to obtain market quotations.

The Fund values the securities of other investment companies in which it invests at the net asset value of such investment company.  The prospectuses for these investment companies explain the circumstances under which such registered investment companies will use fair value pricing and the effects of using fair value pricing.

Securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation; or (iv) the security or warrant is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale.

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Pursuant to policies adopted by the Trustees, the Adviser is responsible for notifying the Trustees (or the Trust’s Fair Value Committee (“Fair Value Committee”)) when it believes that fair value pricing is required for a particular security.  The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold.

Other Matters.  Purchases and redemptions of shares of the Fund by the same shareholder on the same day will be netted for the Fund.  The Fund reserves the right to reject a purchase order that is not in good form and will normally return such purchase order within three days of receiving such purchase order.  All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.  The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists.  Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders.  Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement.  Also, if the Trustees determine that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities.  Shareholders receiving redemption proceeds in-kind will bear market risk until the securities received are sold and will incur transaction costs when they are sold.  See also “Additional Information About Purchases and Redemptions – Disruptive Trading and Market Timing”.

Purchasing Shares

Opening a New Account.  To open an account with the Fund, take the following steps:

1.           On your application, indicate the type of account you wish to open and the amount of money you wish to invest as well as your name, date of birth, address, and Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”).  If you have applied for a SSN or TIN prior to opening your account but you have not received your number, please indicate this and include a copy of the form applying for the SSN or TIN.  Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

2.           Write a check or prepare a money order from a U.S. financial institution and payable in U.S. dollars.  For regular mail orders, mail your completed application along with your check or money order made payable to the “PSP Multi-Manager Fund” to:

PSP Multi-Manager Fund
Institutional Shares or Investor Shares (please specify)
c/o Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH  44147-4031

If checks are returned due to insufficient funds or other reasons, the purchase order will not be accepted.  The Fund will charge the prospective investor a $20 fee for cancelled checks and may redeem shares of the Fund already owned by the prospective investor or another identically registered account for such fee.  The prospective investor will also be responsible for any losses or expenses incurred by the Fund or the Administrator in connection with any cancelled check.

18

Bank Wire Purchases.  Purchases may also be made through bank wire orders.  To establish a new account or add to an existing account by wire, please call 855-318-2804, before wiring funds, to receive wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.

Subsequent Investments. You may add to your account by mail or wire at any time by purchasing shares of the Fund at the then current net asset value of the Fund.  The minimum subsequent investment for the Fund’s Investor Shares is $250 and the minimum subsequent investment for the Fund’s Institutional Shares is $1,000, except under the automatic investment plan discussed below.  Before adding funds by bank wire, please call the Fund at 855-318-2804 and follow the above directions for bank wire purchases.  Please note that in most circumstances, there will be a bank charge for wire purchases.  Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.  The Fund may, at the Adviser’s sole discretion, accept subsequent investments for less than the minimum subsequent investment.

Automatic Investment Plan.  Shareholders who have met the Fund’s minimum investment criteria may participate in the Fund’s automatic investment plan.  The automatic investment plan enables shareholders to make regular monthly investments in the Fund through automatic charges to shareholders’ checking account.  With shareholder authorization and bank approval, the Fund will automatically charge the shareholder’s checking account for the amount specified, which will automatically be invested in the shares of the Fund at the public offering price on a monthly basis.  The minimum automatic investment for the Fund’s Investor Shares is $100 and the minimum automatic investment for the Fund’s Institutional Shares is $1,000.  The shareholder may change the amount of the investment or discontinue the plan at any time by notifying the Fund in writing.

Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Fund will ask for, among other things, the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor.  The Fund may also ask to see the investor’s driver’s license or other identifying documents.  An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information.  The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor wishing to open an account.

Other Information. In connection with all purchases of Fund shares, we observe the following policies and procedures:

•
We price direct purchases based on the next public offering price (net asset value) computed after your order is received. Direct purchase orders received by MSS as the Fund’s transfer agent by the close of the regular session of the NYSE (generally 4:00 p.m., Eastern time) are confirmed at that day’s public offering price. Purchase orders received by dealers prior to the close of the regular session of the NYSE on any business day and transmitted to MSS on that day are confirmed at the public offering price determined as of the close of the regular session of trading on the NYSE on that day.

•	We do not accept third party checks for any investments.
•	We may open accounts for less than the minimum investment or change minimum investment requirements at any time.
•	We may refuse to accept any purchase request for any reason or no reason.
•	We mail you confirmations of all your purchases or redemptions of Fund shares.
•	Certificates representing shares of the Fund are not issued.

19

Redeeming Shares

Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:

PSP Multi-Manager Fund
Institutional Shares or Investor Shares (please specify)
c/o Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH  44147-4031

Regular mail redemption requests should include the following:

(1)
Your letter of instruction specifying the Fund, account number and number of shares of the Fund (or the dollar amount) to be redeemed.  This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and

(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, pension or profit sharing plans, and other entities.

Your redemption proceeds normally will be sent to you within seven days after receipt of your redemption request.  However, the Fund may delay forwarding a redemption check for recently purchased shares of the Fund while it determines whether the purchase payment will be honored.  Such delay (which may take up to 10 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer.  In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions.  Unless you specifically decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by calling 855-318-2804. The Fund may rely upon redemption requests transmitted via facsimile (Fax# 440-526-4446).  Such a request must include the following:

(1)	Name of Fund and the designation of class (Institutional or Investor);
(2)	Shareholder name(s) and account number;
(3)	Number of shares of the Fund or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption funds to the shareholder; and
(5)	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions.  If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares of the Fund in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund.  Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine.  The Fund will not be liable for any losses due to fraudulent or unauthorized instructions nor for following telephone instructions provided that the Fund follows reasonable procedures to insure instructions are genuine.

Redemption Fee.  The Fund charges a 1.00% redemption fee that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of your initial purchase of shares in the Fund.

20

The redemption fees are not fees to finance sales or sales promotion expenses, but are paid to the Fund to defray the costs of liquidating an investment and discourage short-term trading of Fund shares.  Redemption fees are deducted from redemption proceeds and retained by the Fund, not the Adviser.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions.  In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions and next of shares held by the shareholder for the longest period of time.

The redemption fee will not be charged on transactions involving the following:

•	Redemption of shares purchased through certain qualified plans pursuant to Sections 401, 403, and 457 of the Internal Revenue Code;
•	Redemption of shares purchased through wrap-fee programs or similar investment programs administered by the Fund;
•	Omnibus level accounts will be excluded where the fee will be assessed by the financial intermediary according to the requirements outlined herein and provided back to the Fund;
•	Redemptions due to required minimum distributions;
•	Redemptions due to death;
•	Redemption of shares accumulated through reinvestment of capital gains and dividends; and
•	Redemption of shares initiated by the Fund (i.e., liquidation or merger of a fund).

Minimum Account Size.  Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to liquidate a shareholder’s account if, as a result of redemptions or transfers (but not required IRA distributions), the account’s balance falls below the minimum initial investment required for your type of account (see “Minimum Initial Investment” above).  The Fund will notify you if your account falls below the required minimum.  If your account is not increased to the required level after a thirty (30) day cure period then the Fund may, at its discretion, liquidate the account.

Redemptions In-Kind.  The Fund does not intend, under normal circumstances, to redeem its shares by payment in-kind.  However, the Fund reserves the right to meet redemption requests by payment in-kind where it believes it is in the best interest of the Fund and the remaining shareholders.  In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share.  Shareholders receiving them would bear market risk until these securities are sold and would incur brokerage costs when these securities are sold.

Signature Guarantees.  To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000.  Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Additional Information About Purchases and Redemptions

Purchases and Redemptions through Securities Firms.  You may purchase or redeem shares of the Fund through certain brokers and their designated intermediaries that have made arrangements with the Fund and are authorized to accept purchase and redemption orders on its behalf.  In addition, orders will be deemed to have been received by the Fund when such authorized broker, or broker-authorized designee, accepts the purchase order or receives the redemption order.  Orders will be priced at the next calculation of the Fund’s net asset value after the authorized broker or broker-authorized designee receives the orders.  Investors may also be charged a fee by a broker or agent if shares of the Fund are purchased through a broker or agent.  Investors should check with their broker to determine if it is subject to these arrangements with the Fund.

21

Telephone Purchases by Securities Firms.  Brokerage firms that are FINRA members may telephone the Distributor at 855-318-2804 and buy shares of the Fund for investors who have investments in the Fund through the brokerage firm’s account with the Fund.  By electing telephone purchase privileges, FINRA member firms, on behalf of themselves and their clients, agree that neither the Fund nor the Distributor shall be liable for following telephone instructions reasonably believed to be genuine.  To be sure telephone instructions are genuine, the Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase.  As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction.  However, if the Distributor fails to follow these established procedures, it may be liable.  The Fund may modify or terminate these telephone privileges at any time.

Disruptive Trading and Market Timing.  The Fund is not intended for or suitable for market timers nor does the Fund intentionally accommodate market timers, and market timers are discouraged from becoming investors.  The ability of new shareholders to establish an account, or for existing shareholders to add to their accounts is subject to modification or limitation if the Fund determines, in its sole opinion, that the shareholder or potential shareholder has engaged in frequent purchases or redemptions that may be indicative of market timing or otherwise disruptive trading (“Disruptive Trading”), which can have harmful effects for other shareholders.  These risks and harmful effects include:

o
an adverse effect on portfolio management, as determined by the Adviser in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

o	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In an effort to protect shareholders from Disruptive Trading, the Board of Trustees has approved certain market timing policies and procedures.  Under these market timing policies and procedures, the Fund may monitor trading activity by shareholders and take specific steps to prevent Disruptive Trading.  In general, the Fund considers frequent roundtrip transactions in a shareholder account to constitute Disruptive Trading.  A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, shares of the Fund within 30 days.  While there is no specific limit on roundtrip transactions, the Fund reserves the right to (i) refuse any purchase order; and/or (ii) restrict or terminate purchase privileges for shareholders or former shareholders, particularly in cases where the Fund determines that the shareholder or potential shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period.

In determining the frequency of roundtrip transactions, the Fund does not include purchases pursuant to dollar cost averaging or other similar programs, and the Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor.  The Fund will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that the Fund suspects as Disruptive Trading.

Notwithstanding the foregoing, the Fund may also take action if a shareholder’s trading activity (evaluated based on roundtrip trading or otherwise) is deemed Disruptive Trading by the Fund, even if applicable shares of the Fund are held longer than 30 days.  In addition, the Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement.  The Fund also imposes a redemption fee on the redemption of shares of the Fund within sixty (60) days of purchase, which has the effect of discouraging Disruptive Trading in Fund shares.  Frequently, Fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The Fund’s ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the financial intermediary in taking steps to limit this type of activity.

The Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

22

OTHER IMPORTANT INFORMATION

Distributions

The Fund distributes its net investment income and net realized long and short-term capital gains to its shareholders at least annually, usually in December.  Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares (or fractions thereof) of the Fund.

Federal Taxes

The following information is meant as a general summary for U.S. taxpayers.  Additional information appears in the SAI.  Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences of investing in the Fund.

Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares.  Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.  Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders should consult with their own tax advisers to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.  Shareholders should also note that distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

23

Financial Highlights

The financial highlights tables on the following pages are intended to help you understand the Fund’s financial performance since inception of the Fund. Certain information reflects results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Sanville & Company, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in Annual Report of the Fund and is incorporated by reference into the SAI. Further information about the performance of the Fund is contained in the Annual Report and Semi-annual Report of the Fund, copies of which may also be obtained at no charge by calling the Fund at 855-318-2804.

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	Investor Class
	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012		For the Year Ended December 31, 2011	For the Year Ended December 31, 2010		For the Year Ended December 31, 2009

Net Asset Value, Beginning of Year	$9.42		$9.31		$10.08	$9.31		$9.74

Investment Operations:
Net investment income (loss) (a)	(0.02)		(0.01)		0.22	(0.08)		(0.11)
Net realized and unrealized gain (loss) on investments and futures contracts	0.52		0.12		(0.74)	1.50		(0.32)
Total from investment operations	0.50		0.11		(0.52)	1.42		(0.43)

Distributions:
From net realized capital gains	-		-		(0.26)	(0.65)		-
Total distributions	-		-		(0.26)	(0.65)		-

Paid in capital from redemption fees	-	(b)	-	(b)	0.01	-	(b)	-	(b)

Net Asset Value, End of Year	$9.92		$9.42		$9.31	$10.08		$9.31

Total Return (c)	5.31%		1.18%		(5.07)%	15.20%		(4.41)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$2,547		$5,465		$7,636	$7,902		$7,530

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.12%		2.83%		2.62%	3.38%		4.67%
After fees waived and expenses absorbed	1.65%		1.51%		1.75%	1.75%		1.87%

Ratio of net investment loss:
Before fees waived and expenses absorbed	(1.69)%		(1.36)%		(1.19)%	(2.44)%		(3.95)%
After fees waived and expenses absorbed	(0.22)%		(0.03)%		(0.32)%	(0.81)%		(1.15)%

Portfolio turnover rate	0%		59%		414%	820%		2,996%

(a)	Per share amounts were calculated using the average shares method.
(b)	Redemption fees resulted in less than $0.01 per share.
(c)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

25

	Institutional Class
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011		For the Period Ended December 31, 2010 (a)

Net Asset Value, Beginning of Year/Period	$9.45	$9.34	$10.09		$10.36

Investment Operations:
Net investment income (b)	- (c)	0.02	-	(c)	-	(c)
Net realized and unrealized gain (loss) on investments and futures contracts	0.52	0.11	(0.49)		0.38
Total from investment operations	0.52	0.13	(0.49)		0.38

Distributions:
From net investment income	-	(0.02)	-		-
From net realized capital gains	-	-	(0.26)		(0.65)
Total distributions	-	(0.02)	(0.26)		(0.65)

Paid in capital from redemption fees	-	-	-	(d)	-

Net Asset Value, End of Year/Period	$9.97	$9.45	$9.34		$10.09

Total Return (e)	5.50%	1.36%	(4.87)%		3.62%	(f)

Ratios/Supplemental Data
Net assets, end of year/period (in 000's)	$739	$6,617	$6,573		$991

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.87%	2.58%	2.37%		3.62%	(g)
After fees waived and expenses absorbed	1.40%	1.26%	1.50%		1.50%	(g)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(1.44)%	(1.11)%	(0.94)%		(2.03)%	(g)
After fees waived and expenses absorbed	0.03%	0.22%	(0.07)%		0.09%	(g)

Portfolio turnover rate	0%	59%	414%		820%	(f)

(a)	The Congressional Effect Fund Institutional Class commenced operations on September 16, 2010.
(b)	Per share amounts were calculated using the average shares method.
(c)	Net investment income resulted in less than $0.01 per share.
(d)	Redemption fees resulted in less than $0.01 per share.
(e)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f)	Not annualized.
(g)	Annualized.

26

Privacy Notice

FACTS	WHAT DOES PSP FAMILY OF FUNDS (THE “TRUST”) DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.  This information can include:
■    Social Security number
■    Assets
■    Retirement Assets
■    Transaction History
■    Checking Account Information
■    Purchase History
■    Account Balances
■    Account Transactions
■    Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-855-318-2804

Who we are
Who is providing this notice?	The Trust Mutual Shareholder Services, LLC (Administrator) Rafferty Capital Markets, LLC (Distributor)
What we do
How does the Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Trust collect my personal information?
We collect your personal information, for example, when you
■    Open an account
■    Provide account information
■    Give us your contact information
■    Make deposits or withdrawals from your account
■    Make a wire transfer
■    Tell us where to send the money
■    Tell us who receives the money
■    Show your government-issued ID
■    Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
■    Sharing  for affiliates’ everyday business purposes – information about your creditworthiness
■    Affiliates from using your information to market to you
■    Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Each of the investment advisers serving a Fund of the Trust could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Trust does not jointly market.

PSP Multi-Manager Fund

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Also, a SAI about the Fund has been filed with the Securities and Exchange Commission. The SAI (which is incorporated in its entirety by reference in this Prospectus) contains additional information about the Fund.

To request a free copy of the SAI, the Fund’s annual and semi-annual reports and other information about the Fund, or to make inquiries about the Fund, write the Fund c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147-4031, call the Fund at 1- 855-318-2804, or visit the Fund’s website at www.pspfamilyoffunds.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, D.C.  Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090.  Reports and other information about Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number:  811-22164

Service Shares – Ticker Symbol CEFRX, CUSIP 207267204

PSP Multi-Manager Fund of the PSP Family of Funds
Service Shares PROSPECTUS August 25, 2014 Managed By: Pulteney Street Capital Management, LLC 1345 Avenue of the Americas, 3rd Floor New York, NY 10105 _____________

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Page

SUMMARY	3
Investment Objective	3
Fees and Expenses of the Fund	3
Portfolio Turnover	4
Principal Investment Strategies	4
Principal Risks of Investing in the Fund	5
Performance	7
Management	8
Purchase and Sale of Fund Shares	9
Tax Information	9
Payments to Broker-Dealers and Other Financial Intermediaries	9

INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS
Investment Objectives	10
Principal Risks of Investing in the Fund	12

MANAGEMENT	16
Investment Adviser	16
Board of Trustees	17
Administration	17

INVESTING IN THE FUND	18
Purchasing Shares	19
Redeeming Your Shares	21
Additional Information	22

OTHER IMPORTANT INFORMATION	24
Distributions	24
Taxes	24
Financial Highlights	24
Additional Information	Back Cover

Summary

Investment Objective.  The investment objective of the PSP Multi-Manager Fund (the “Fund”) is capital appreciation and income.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Service Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed (sold) within sixty (60) days of the initial purchase of shares in the Fund)	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Service Shares
Management Fees		2.25%
Distribution and/or Service (12b-1) Fees		1.00%
Other Expenses (includes Interest and Dividend Expenses on Securities Sold Short)1		1.92%
Interest and Dividends on Securities Sold Short	0.05%
Acquired Fund Fees and Expenses		0.05%
Total Annual Fund Operating Expenses		5.22%
Fee Waiver and/or Expense Reimbursement 2		1.12%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement 2		4.10%

1	Expense information has been restated to reflect current fees.
2
Pulteney Street Capital Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 3.00%.  Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the 3.00% expense limitation for the year repayment is requested. The current contractual agreement cannot be terminated prior to September 1, 2015 without the Board of Trustees’ approval.

Example.  This Example is intended to help you compare the cost of investing in Service Shares of the Fund with the cost of investing in other mutual funds.

This expense example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The expense example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until September 1, 2015.  Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Service Shares	$412	$1,463	$2,509	$5,105

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategy of the Fund.  The Fund attempts to generate enhanced risk-adjusted returns by allocating its assets among a group of experienced managers who will serve as sub-advisers (“Sub-Advisers”) to the Fund and who will employ investment strategies that, in the opinion of the Adviser, are complementary (i.e., strategies that do not substantially conflict with one another and that are generally non-duplicative).  The Adviser, in addition to being responsible for identifying and selecting Sub-Advisers and overseeing the portfolio construction process, may also (i) purchase securities for the Fund and (ii) implement options strategies in an effort to limit the Fund’s exposure to general market conditions or to manage market volatility.

Under normal market conditions, the Fund invests at least 60% of its net assets, plus any borrowings for investment purposes, in equity securities.  The types of equity securities in which the Fund generally invests include common stocks, preferred stocks, rights, warrants, convertibles, partnership interests, other investment companies, including exchange-traded funds (“ETFs”), and American Depositary Receipts (“ADRs”) and other similar investments, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  The Fund may invest up to 50% of its net assets in securities purchased on foreign exchanges, which does not include ADRs, EDRs and GDRs.  There is no limitation on the Fund’s ability to invest in ADRs, EDRs and GDRs and therefore the Fund’s exposure to foreign securities may be greater than 40% of the Fund’s net assets.  The Fund may invest up to 40% of its net assets (out of the 40% that may be invested in foreign securities) in foreign securities of issuers located in emerging markets.  The Fund may also invest up to 15% of its net assets in fixed income securities, including sovereign debt, corporate bonds, exchange-traded notes (“ETNs”) and debt issued by the U.S. Government and its agencies.  Such fixed income investments may include high-yield or “junk” bonds and generally range in maturity from 2 to 10 years.  The Fund may invest up to 10% of its net assets in currencies and forward currency contracts and may also invest without limit in the securities of small- and medium-sized issuers.  The Fund may utilize leverage of no more than 30% of the Fund’s total assets as part of the portfolio management process.  From time to time, the Fund may invest a significant portion of its assets in the securities of companies in the same sector of the market.  The Fund may also invest up to 30% of its net assets in option transactions.  These instruments may be used to enter a position in a more cost efficient manner rather than purchasing or selling an underlying security, or to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund. The Fund may borrow funds not in excess of 30% of the net assets of the Fund at the time the leverage is incurred.

Sub-Advisers
The Adviser seeks to achieve the Fund’s investment objective by allocating its assets amongst a group of Sub-Advisers that, in addition to using traditional equity investment strategies, may use a combination of the following investment strategies:

Long/Short Equity: This strategy takes long and short positions in equity securities issued by companies across all market capitalizations, in both the U.S. and non-U.S. markets based on whether the Sub-Adviser believes the securities are likely to increase or decrease in value, respectively. The Fund takes a long position by purchasing a security. The Fund takes a short position by selling a security that it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. The equity securities in which this strategy may invest include common stock, convertible securities, preferred stock, partnership interests, options, warrants, depository receipts, real estate investment trusts, (“REITs”), master limited partnerships (“MLPs”) and ETFs. Some Sub-Advisers may focus on certain sectors of the market.

Event-Driven: These are a broad category of investment strategies based on announced or anticipated events or a series of events and on investing in the securities of companies that could be affected by the occurrence of such events. The types of event-driven strategies that the Fund may utilize, but not be limited to, are Merger (Risk) Arbitrage (this strategy consists primarily of making investments that the Sub-Adviser expects will benefit from the successful completion of a merger or acquisition), and Equity/Debt Restructurings Long/Short (This strategy involves examining companies for the prospect of a variety of potential restructurings. The Sub-Adviser takes either a long or a short position in equity or fixed income securities of companies that are undergoing or have recently completed a restructuring).

Macro:  This strategy profits from changes in global economies, typically brought about by shifts in government policy that impact interest rates, in turn affecting currency, stock, and bond markets.

Market Neutral:  An investment strategy where an equal dollar amount of securities are held both long and short.  The portfolio thereby theoretically maintains a neutral exposure to the market.  If longs selected are undervalued and shorts overvalued, there should be net benefit.  There are many variations on this basic structure: dollar neutral or equal dollars long and short; sector neutral with balanced sector weightings on both sides, and beta neutral.

Capital Structure Arbitrage:  An investment strategy by going long one security in a company’s capital structure that is considered undervalued, while at the same time going short another security in that same company’s capital structure is overvalued in the hopes of this spread tightening.

Distressed: Distressed restructuring strategies that employ an investment process focused on corporate fixed income instruments, primarily on corporate credit instruments of companies trading at significant discounts to their value at issuance or obliged (par value) at maturity as a result of either formal bankruptcy proceeding or financial market perception of near term proceedings.

The Adviser determines the allocation of the Fund’s assets among the various Sub-Advisers, in addition to assets the Adviser may manage directly. The Adviser has broad discretion in making allocations to Sub-Advisers, and there may be times where one or more Sub-Advisers are not managing Fund assets. In selecting and weighting investment allocations, the Adviser seeks to allocate Fund assets to Sub-Advisers that, based on their investment styles and historical performance, have the potential, in the opinion of the Adviser, to perform independently of each other and achieve positive risk-adjusted returns in various market cycles. The degree of correlation of any given investment strategy of a Sub-Adviser will, with other investment strategies and the market as a whole, vary as a result of market conditions and other factors, and some Sub-Advisers will have a greater degree of correlation with each other and with the market than others.

The Sub-Advisers invest in the securities described above based upon their belief that the securities have appreciation potential.  Each Sub-Adviser has complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views.  While each Sub-Adviser is subject to the oversight of the Adviser, the Adviser does not attempt to coordinate or manage the day-to-day investments of the Sub-Advisers.

The Adviser regularly monitors and evaluates the performance of the Sub-Advisers, including their compliance with the investment objective, policies and restrictions of the Fund, and implements procedures to ensure that the Sub-Advisers comply with the Fund’s investment objectives, policies and restrictions.

The Fund sells (or closes a position in) a security when an adviser determines that a particular security has achieved its investment expectations or the reasons for maintaining that position are no longer valid, including: (1) if the adviser’s view of the business fundamentals or management of the underlying company changes; (2) if a more attractive investment opportunity is found; (3) if general market conditions trigger a change in the adviser’s assessment criteria; or (4) for other portfolio management reasons.

Principal Risks of Investing in the Fund. An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following additional risks:

Market Risk.  The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

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Management Risk; Allocation Risk.  The skill of the Adviser and Sub-Advisers will play a significant role in the Fund’s ability to achieve its investment objective.  The Fund’s ability to achieve its investment objective depends on the investment skill and ability of the Adviser and Sub-Advisers and on their ability to correctly identify economic trends, and on the ability of the Adviser to allocate the Fund’s assets among itself and the Fund’s Sub-Advisers.

Sub-Adviser Management Risk.  Because portions of the Fund’s assets are managed by different Sub-Advisers using different styles, the Fund could experience overlapping security transactions.  Certain Sub-Advisers may be purchasing securities at the same time other Sub-Advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

Depositary Receipt Risk.  The Fund’s equity investments may take the form of depositary receipts.  Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are not deemed to be investments in foreign securities for purposes of the Fund’s investment strategy.

Foreign and Emerging Market Securities Risk.  Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Small and Medium Companies Risk.  Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Risks Related to Options. The Fund’s use of options involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. By using options, the Fund is subject to the risk of counterparty default, as well as the potential for unlimited loss.

ETF and Mutual Fund Risk.  When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  Inverse ETFs are subject to the risk that their performance will fall as the value of their benchmark indices rises.  The Fund also will incur brokerage costs when it purchases ETFs.

Fixed Income Securities Risk.  Interest rates may go up resulting in a decrease in the value of the fixed income securities held by the Fund.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

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High-Yield Securities Risk.  Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

Exchange-Traded Note Risk.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

Leverage Risk. Leverage is the practice of borrowing money to purchase securities.  If the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. In addition, use of leverage can magnify the effects of changes in the value of a securities portfolio and thus make it more volatile.

Short Sale Risk.   A short sale is the sale by the Fund of a security that it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

Event-Driven Trading Risk. Event-driven trading involves the risk that the special situation may not occur as anticipated and that this has a negative impact upon the market price of a stock.

Sector Risk.  To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) would increase the Fund’s transaction costs (including brokerage commissions and dealer costs), and could adversely impact the Fund’s performance.  Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover.

Performance.  The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Service Shares from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of a broad-based securities market index.  The performance information presented is the performance of Service Shares only.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by visiting the Fund’s website at www.pspfamilyoffunds.com or by calling the Fund at 855-318-2804.

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Quarterly Returns During This Time Period1
Highest	4.10% (quarter ended September 30, 2012)
Lowest	-9.06% (quarter ended September 30, 2011)
Year to Date	-0.91% (quarter ended March 31, 2014)

Average Annual Total Returns – (For the Period Ended December 31, 2013)	Past 1 Year	Since Inception
PSP Multi-Manager Fund – Service Shares2
Before taxes	4.54%	-1.09%
After taxes on distributions	4.54%	-1.51%
After taxes on distributions and sale of shares	2.57%	-0.60%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	16.81%

1
Effective August 25, 2014 the Fund changed its investment strategy to a manager of managers strategy. Prior to that date, the Fund was known as the Congressional Effect Fund, and was managed with a strategy that sought to minimize the effects of the U.S. Congress on domestic financial markets.

2	The Congressional Effect Fund Service Class commenced operations on November 9, 2010

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as an individual retirement account (IRA) or 401(k) plan.  After-tax returns are shown only for Service Shares and after-tax returns for other classes will vary.

Management

Investment Adviser	Portfolio Manager	Manager of the Fund’s Portfolio Since:
Pulteney Street Capital Management, LLC	Sean M. McCooey	2014
Investment Sub-Adviser	Portfolio Manager	Manager of a Portion of the Fund’s Portfolio Since:
EastBay Asset Management, LLC	Adam Wolfberg & Steve Landry	2014
Ferro Investment Management, LLC	Jeffrey Ferro	2014
Riverpark Advisors, LLC	Justin Frankel & Jeremy Berman	2014
S.W. Mitchell Capital, LLP	Jamie Carter	2014
Tiburon Capital Management, LLC	Peter M. Lupoff & Brian Swain	2014

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Purchase and Sale of Fund Shares

The minimum initial investment in the Fund’s Service Shares is $1,000 and the minimum subsequent investment for is $250 ($100 under an automatic investment plan).  You can purchase or redeem Fund shares on any business day the New York Stock Exchange is open directly from the Fund by mail, facsimile, telephone or bank wire, as follows:

•
Orders by mail should be sent to the Fund (specify Institutional or Investor Shares), c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147-4031.  Orders by facsimile should be transmitted to 440-526-4446.  Please call the Fund at 855-318-2804 to conduct telephone transactions or to receive wire instructions for bank wire orders.

•
The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact their broker-dealer directly.

Tax Information.  The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Objective

The Fund’s investment objective is capital appreciation and income. The Fund’s investment objective may be changed without shareholder approval; however, the Fund will provide 30 days’ advance notice to shareholders before implementing a change in the Fund’s investment objective.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 60% of its net assets, plus any borrowings for investment purposes, in equity securities.  The types of equity securities in which the Fund generally invests include common stocks, preferred stocks, rights, warrants, convertibles, partnership interests, other investment companies, including exchange-traded funds (“ETFs”), and American Depositary Receipts (“ADRs”) and other similar investments, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  The Fund may invest up to 50% of its net assets in securities purchased on foreign exchanges, which does not include ADRs, EDRs and GDRs.  There is no limitation on the Fund’s ability to invest in ADRs, EDRs and GDRs and therefore the Fund’s exposure to foreign securities may be greater than 40% of the Fund’s net assets.  The Fund may invest up to 40% of its net assets (out of the 40% that may be invested in foreign securities) in foreign securities of issuers located in emerging markets.  The Fund may also invest up to 15% of its net assets in fixed income securities, including sovereign debt, corporate bonds, exchange-traded notes (“ETNs”) and debt issued by the U.S. Government and its agencies.  Such fixed income investments may include high-yield or “junk” bonds and generally range in maturity from 2 to 10 years.  The Fund may invest up to 10% of its net assets in currencies and forward currency contracts and may also invest without limit in the securities of small- and medium-sized issuers.  The Fund may utilize leverage of no more than 30% of the Fund’s total assets as part of the portfolio management process.  From time to time, the Fund may invest a significant portion of its assets in the securities of companies in the same sector of the market.  The Fund may also invest up to 30% of its net assets in option transactions.  These instruments may be used to enter a position in a more cost efficient manner rather than purchasing or selling an underlying security, or to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund.

Leverage
The Fund may borrow funds not in excess of 30% of the net assets of the Fund at the time the leverage is incurred.

Portfolio Management
The Adviser incorporates a range of qualitative and quantitative factors when evaluating potential Sub-Advisers and allocating a portion of the Fund’s portfolio to each.  These factors may include, but are not limited to: experience and ability in managing an equity portfolio; history of risk-adjusted performance and flexibility to adapt to evolving market conditions; investment philosophy; attractive portfolio characteristics and the ability to manage additional assets in the strategy; consistency of investment approach and risk management skills; correlation and volatility of results as compared with other potential sub-advisers; and business acumen, team, focus, and depth of the organization.  The Adviser does not manage or approve the day-to-day investment decisions of any Sub-Adviser or evaluate the merits of any individual investment decisions of a Sub-Adviser but actively monitors the Sub-Adviser’s overall investment performance and portfolio composition.

The Adviser has broad discretion to determine the allocation of the Fund’s assets among the various Sub-Advisers, in addition to assets the Adviser may manage directly.  Accordingly, the percentage of the Fund’s assets managed by a Sub-Adviser will vary, and there may be times when a Sub-Adviser has no allocation.  In selecting and weighting investment allocations, the Adviser seeks to allocate Fund assets to Sub-Advisers that, based on their investment styles and historical performance, have the potential, in the opinion of the Adviser, to perform independently of each other and achieve positive risk-adjusted returns in various market cycles. The degree of correlation of any given investment strategy of a Sub-Adviser will, with other investment strategies and the market as a whole, vary as a result of market conditions and other factors, and some Sub-Advisers will have a greater degree of correlation with each other and with the market than others. In engaging Sub-Advisers to manage the Fund, the Adviser looks to select Sub-Advisers who will employ investment strategies that, in the opinion of the Adviser, are complementary (i.e., strategies that do not substantially conflict with one another and that are generally non-duplicative).

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The Sub-Advisers invest in the securities described above based upon their belief that the securities have an appreciation potential (long investing), and some Sub-Advisers may also participate in short investments.  Each Sub-Adviser has complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views.  While each Sub-Adviser is subject to the oversight of the Adviser, the Adviser does not attempt to coordinate or manage the day-to-day investments of the Sub-Advisers.

The Adviser regularly monitors and evaluates the performance of the Sub-Advisers, including their compliance with the investment objective, policies and restrictions of the Fund, and implements procedures to ensure that the Sub-Advisers comply with the Fund’s investment objectives, policies and restrictions.

The Fund sells (or closes a position in) a security when an adviser determines that a particular security has achieved its investment expectations or the reasons for maintaining that position are no longer valid, including: (1) if the adviser’s view of the business fundamentals or management of the underlying company changes; (2) if a more attractive investment opportunity is found; (3) if general market conditions trigger a change in the adviser’s assessment criteria; or (4) for other portfolio management reasons.

Sub-Advisers:
The Adviser seeks to achieve the Fund’s investment objective by allocating its assets amongst a group of Sub-Advisers that, in addition to using traditional equity investment strategies, may use a combination of the following investment strategies:

Long/Short Equity: This strategy takes long and short positions in equity securities issued by companies across all market capitalizations, in both the U.S. and non-U.S. markets based on whether the Sub-Adviser believes the securities are likely to increase or decrease in value, respectively. The equity securities in which this strategy may invest include common stock, convertible securities, preferred stock, partnership interests, options, warrants, depository receipts, real estate investment trusts, (“REITs”), master limited partnerships (“MLPs”) and ETFs. Some Sub-Advisers may focus on certain sectors of the market.

Event-Driven: These are a broad category of investment strategies based on announced or anticipated events or a series of events and on investing in the securities of companies that could be affected by the occurrence of such events. The types of event-driven strategies that the Fund may utilize, but not be limited to, are:

Merger (Risk) Arbitrage: This strategy consists primarily of making investments that the Sub-Adviser expects will benefit from the successful completion of a merger or acquisition. The Sub-Adviser typically buys the stock of a target company after a merger is announced at a price slightly below the takeover price offered. A profit is made if and when the merger is completed at the offered price or higher. In addition, in stock swap mergers, the Sub-Adviser may sell or take a short position in the stock of the acquiring company either to reduce risk or on the theory that if and when the merger is completed, any difference between the price of the target company’s stock and the value of the acquiring company’s stock being exchanged for the target company’s stock will be eliminated. If the Sub-Adviser believes an announced or widely anticipated merger is unlikely to be completed, it may take the opposite positions. Sub-Advisers may invest in both announced transactions and in anticipation of transactions.

Equity/Debt Restructurings Long/Short: This strategy involves examining companies for the prospect of a variety of potential restructurings. The Sub-Adviser takes either a long or a short position in equity or fixed income securities of companies that are undergoing or have recently completed a restructuring. Typical restructurings may include: selling significant assets or portions of a business, entering new businesses, changes in management, significant changes in corporate policy and/or cost structure, such as altering compensation schemes, emergence from bankruptcy, companies undergoing significant changes due to regulatory changes and other corporate reorganizations, including mergers and acquisitions. Restructurings also may include: holding company arbitrage (i.e., attempting to take advantage of apparent disparities between the prices of a holding company’s stock and the prices of any listed companies it may hold), spin-offs, stub trades, recapitalizations and share buybacks. A Sub-Adviser may not focus on all types of restructurings and may focus only on certain types of restructurings.

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Macro:  This strategy profits from changes in global economies, typically brought about by shifts in government policy that impact interest rates, in turn affecting currency, stock, and bond markets.

Market Neutral:  An investment strategy where an equal dollar amount of securities are held both long and short.  The portfolio thereby theoretically maintains a neutral exposure to the market.  If longs selected are undervalued and shorts overvalued, there should be net benefit.  There are many variations on this basic structure: dollar neutral or equal dollars long and short; sector neutral with balanced sector weightings on both sides, and beta neutral.

Capital Structure Arbitrage:  An investment strategy by going long one security in a company’s capital structure that is considered undervalued, while at the same time going short another security in that same company’s capital structure is overvalued in the hopes of this spread tightening.

Distressed: Distressed restructuring strategies that employ an investment process focused on corporate fixed income instruments, primarily on corporate credit instruments of companies trading at significant discounts to their value at issuance or obliged (par value) at maturity as a result of either formal bankruptcy proceeding or financial market perception of near term proceedings.

Temporary Defensive Positions.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions.  During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash and cash equivalent positions.  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Additional Information About the Fund’s Investment Objective and Strategy. An investment in the Fund should not be considered a complete investment program.  Your investment needs will depend largely on your financial resources and individual investment goals and objectives, and you should consult with your financial professional before making an investment in the Fund.

Principal Risks of Investing in the Fund

All investments carry risks, and investment in the Fund is no exception.  No investment strategy works all the time, and past performance is not necessarily indicative of future performance.  You may lose money on your investment in the Fund.  To help you understand the risks of investing in the Fund, the principal risks of an investment in the Fund are generally set forth below:

Market Risk.  The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant equity holdings. Equity holdings tend to be more volatile than other investment choices such as bonds and money market instruments.  The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Management Risk; Allocation Risk.  The skill of the Adviser and Sub-Advisers will play a significant role in the Fund’s ability to achieve its investment objective.  The Fund’s ability to achieve its investment objectives depends on the investment skill and ability of the Adviser and Sub-Advisers and on their ability to correctly identify economic trends, and on the ability of the Adviser to allocate the Fund’s assets among itself and the Fund’s Sub-Advisers.  In addition, the Fund’s ability to achieve its investment objective depends on the Sub-Advisers’ ability to select stocks and other investments, particularly in volatile stock markets.  The Sub-Advisers could be incorrect in their analysis of industries, companies’ projected dividends and growth rates and the relative attractiveness of value and growth stocks and other matters.

Sub-Adviser Management Risk.  Because portions of the Fund’s assets are managed by different Sub-Advisers using different styles, the Fund could experience overlapping security transactions. Certain Sub-Advisers may be purchasing securities at the same time that other Sub-Advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

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Depositary Receipt Risk.  Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations, are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. GDRs, which are similar to ADRs, are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. In addition, EDRs, similar to GDRs, are shares of foreign-based corporations generally issued by European banks that trade on exchanges outside of the bank’s home country. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. Fund investments in ADRs, GDRs, and EDRs are not deemed to be investments in foreign securities for purposes of the Fund’s investment strategy.

Foreign and Emerging Market Securities Risk.  Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.

Foreign securities include dollar-denominated foreign securities and securities purchased directly on foreign exchanges.   Foreign securities may be subject to more risks than U.S. domestic investments.  These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments.  Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities.  The Fund will generally not be eligible to pass through to shareholders any U.S. federal income tax credits or deductions with respect to foreign taxes paid unless it meets certain requirements regarding the percentage of its total assets invested in foreign securities.  Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates.  Such fluctuations may reduce the value of the investment.  Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets.  In addition, foreign markets can and often do perform differently from U.S. markets.

Currency Risk.  If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Small and Medium Companies Risk.  Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Small and medium capitalization companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.  Securities of those companies may have limited market liquidity and their prices may be more volatile.

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Risks Related to Options. The Fund’s use of options involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The Fund’s investments in options could lose more than the principal amount invested. Options are subject to the risk of counterparty default, in addition to a number of risks described elsewhere in this section, such as management risk and market risk. To the extent the Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss.

ETF and Mutual Fund Risk.  ETFs are typically open-end investment companies that are bought and sold on a national securities exchange.  When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds.  Many ETFs seek to replicate a specific benchmark index.  However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held.  Inverse ETFs are subject to the risk that their performance will fall as the value of their benchmark indices rises.  Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds.  In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.  The Fund also will incur brokerage costs when it purchases ETFs.

If the Fund invests in shares of another mutual fund, shareholders will indirectly bear fees and expenses charged by the underlying mutual funds in which the Fund invests in addition to the Fund’s direct fees and expenses.  Furthermore, investments in other mutual funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

Real Estate Investment Trust (REIT) Risk.  REITs in which the Fund may invest are susceptible to the risks associated with investing in real estate generally, including, among others, declines in the value of real estate, lack of ability to access the credit markets and defaults by borrowers or tenants.

Master Limited Partnership (MLP) Risk. MLPs are partnerships that may engage in, among other things, the extraction and transportation of certain energy commodities such as natural gas, crude oil or coal. A decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely impact the financial performance of a MLP in which the Fund is invested.

Fixed Income Securities Risk. Interest rates may go up resulting in a decrease in the value of the fixed income securities held by the Fund.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

High-Yield Securities Risk. Fixed income securities receiving below investment grade ratings (i.e., “junk bonds”) may have speculative characteristics, and, compared to higher-grade securities, may have a weakened capacity to make principal and interest payments in economic conditions or other circumstances. High-yield, high risk, and lower-rated securities are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default, decreased liquidity, and fluctuations in value due to public perception of the issuer of such securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or, a higher profile default.

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Government Sponsored Entities Risk.  Securities issued or guaranteed by government-sponsored entities may not be guaranteed or insured by the United States Government, and may only be supported by the credit of the issuing agency.

Exchange-Traded Note Risk.  ETNs are subject to the credit risk of the issuer. The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index.  There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. Each Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Leverage Risk.  Subject to certain limitations, the Fund may use leverage in connection with its investment activities and may effect short sales of securities.  These investment practices involve special risks.  Leverage is the practice of borrowing money to purchase securities.  If the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  In addition, use of leverage can magnify the effects of changes in the value of a securities portfolio and thus make it more volatile.

Short Sale Risk. A short sale is the sale by the Fund of a security that it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

Event-Driven Trading Risk. Event-driven trading involves the risk that the special situation may not occur as anticipated and that this has a negative impact upon the market price of a stock.

Sector Risk.  To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

Portfolio Turnover Risk.  The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Sub-Adviser feels either the securities no longer meet its investment criteria or the potential for capital appreciation has lessened, or for other reasons.  The Fund’s portfolio turnover rate may vary from year to year.  A high portfolio turnover rate (100% or more) would increase the Fund’s transaction costs (including brokerage commissions and dealer costs), and could adversely impact the Fund’s performance.  Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover.  The turnover rate will not be a limiting factor, however, if a Sub-Adviser considers portfolio changes appropriate.

Disclosure of Portfolio Holdings.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available from the Fund or on the SEC’s web site, www.sec.gov.

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MANAGEMENT

Investment Adviser. Pulteney Street Capital Management, LLC serves as the Fund’s investment adviser that manages the investments in the Fund’s portfolio and oversees the Fund’s Sub-Advisers. The Adviser’s principal office is located at 1345 Avenue of the Americas, 3rd Floor, New York, NY 10105. The Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Fund, under which the Adviser selects securities and manages investments and Sub-Advisers for the Fund, subject to the oversight of the Fund’s Board of Trustees (the “Trustees”). Under the Advisory Agreement, the Fund pays the Adviser a monthly fee based on an annualized rate of 2.25% of the average daily net asset value of the Fund. The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” as indicated in the fee table. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Trustees.

The Adviser has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and subject to review and approval by the Board, (i) sets the Fund’s overall investment strategies and (ii) evaluates, selects and recommends the Sub-Advisers.  In addition, the Adviser, when appropriate, allocates and reallocates the Fund’s assets among the Sub-Advisers, monitors and evaluates the performance of the Sub-Advisers, including their compliance with the investment objectives, policies and restrictions of the Fund, and implements procedures to ensure that the Sub-Advisers comply with the Fund’s investment objectives, policies and restrictions and may use option strategies in an effort to enter a position in a more cost efficient manner rather than purchasing or selling an underlying security, or to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund. The Adviser, and not the Fund, is responsible for paying each Sub-Adviser its respective management fee.

Sean M. McCooey, a Managing Director of the Adviser, serves as one of the Fund’s portfolio managers. Mr. McCooey is also a registered representative of Concept Capital Markets, LLC. Prior to founding the Adviser in 2012, Mr. McCooey graduated from Hobart College in 1978 with a BA in Economics. In 1979, he became an independent broker on the floor of the New York Stock Exchange (NYSE) and founded Sean M. McCooey and Co., where his focus was on covering large institutional accounts. In 1988, Mr. McCooey joined the specialist firm of LaBranche and Co. as a managing director. As a partner of LaBranche, Mr. McCooey was responsible for managing the firm’s traders and overseeing all U.S. and Non-U.S. trading. During that period, he functioned as the liaison between the firm and its listed companies. In addition to his daily trading and management activities, Mr. McCooey was also responsible for developing new business by generating new listings for the firm.  From 1992 through 2006, he was responsible for 42 company listings on the NYSE.

In addition to his responsibilities at LaBranche, Mr. McCooey was a NYSE Floor Official from 1988 to 1994. From 1994-2000 and 2003-2006 he served as a Governor of the NYSE.  He Co-Chaired the New Broker Orientation Committee from 2003 to 2006 and Co-Chaired the Hybrid Rules Committee from 2005 to 2006.

The Adviser also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under the Advisory Agreement.   The management fees paid to the Adviser by the Fund are also used, in part, to pay the fees of the Sub-Advisers.

A discussion regarding the basis of the Board’s approval of the Investment Advisory Agreement with the Adviser and Sub-Advisory Agreements with the Sub-Advisers will be available in the Fund’s semi-annual report to shareholders for the fiscal period ended June 30, 2014.  You may obtain a copy of the semi-annual report, free of charge, upon request to the Fund.

Prior to March 20, 2014, Congressional Effect Management, LLC (“CEM”) was the investment adviser to the Fund. During the fiscal year ended December 31, 2013, CEM waived its advisory fee in the amount of $98,834. As a result, the Fund did not pay an advisory fee to CEM in the fiscal year ended December 31, 2013.

The Sub-Advisers and Portfolio Managers. A combination of the following Sub-Advisers and their portfolio managers set forth below are responsible for the day-to-day portfolio management of the Fund.

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EastBay Asset Management, LLC (“EastBay”), 1345 Avenue of the Americas, 3rd Floor, New York, NY 10105, specializes in equity investing with a focus on the global technology, media, telecom and leisure industries. Adam Wolfberg and Steve Landry are portfolio managers for the Fund, and each serves as a Managing Partner of EastBay. Prior to forming EastBay, Mr. Wolfberg was a portfolio manager and/or principal of Diamondback Capital Management, XI Asset Management, Galleon Group and SAC Capital Advisors. Mr. Landry previously was a co-portfolio manager and/or head of research at Diamondback Capital Management, XI Asset Management, Citigroup Asset Management and Franklin Templeton.

Ferro Investment Management, LLC (“Ferro”) 330 Madison Avenue, 39th Floor, New York, New York  10017, specializes in equities. Jeffrey Ferro is a Partner of Ferro, and serves as one of the Fund’s portfolio managers. Mr. Ferro has been with Ferro since 2010, and prior to that time held positions at HSBC, Lehman Brothers and various affiliates of ING.

Riverpark Advisors, LLC (“RiverPark”) 156 West 56th Street, 17th Floor, New York, New York 10019, specializes in providing alternative investment advisory services and customized multi-manager alternative investment solutions. Justin Frankel and Jeremy Berman are portfolio managers for both the Fund and RiverPark. Prior to founding RiverPark, Messrs Frankel and Berman co-founded Wavecrest Asset Management in 2008.

S.W. Mitchell Capital (“SWMC”), Princes House, 38 Jermyn Street, London SW1Y 6DN, United Kingdom, focuses on investing in European equities on both a long and short basis.  Stuart Mitchell is SWMC’s founder and managing member. Jamie Carter serves as the Fund’s portfolio manager for SWMC. Prior to joining SWMC in 2006, Mr. Carter was with J O Hambro Investment Management.

Tiburon Capital Management, LLC (“Tiburon”), 1345 Avenue of the Americas, 3rd Floor, New York, New York 10105, specializes in event-driven investment opportunities. Peter M. Lupoff and Brian Swain, CFA serve as portfolio managers for the Fund, and are the Chief Executive Officer and Senior Managing Director, respectively, of Tiburon. Mr. Lupoff founded Tiburon in 2009 and previously held portfolio manager roles at Millenium Management, Robeco WPG, Schulze Asset Management and Third Avenue Funds.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts they manage and their ownership of securities in the Fund.

Board of Trustees.  The Fund is a series of the PSP Family of Funds (the “Trust”), a diversified, open-end management investment company organized as a Delaware statutory trust on December 21, 2007.  Prior to May 15, 2014, the Trust was named the Congressional Effect Family of Funds. The Board of Trustees of the Trust supervises the operations of the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

Administration

Custodian.  UMB Bank, n.a. (the “Custodian”) serves as the custodian of the Fund’s securities.

Fund Administration.  Mutual Shareholder Services, LLC (“MSS”) serves as the Fund’s administrator providing the Fund with administrative, accounting and compliance services.  In addition, MSS serves as the transfer agent and dividend-disbursing agent of the Fund.  As indicated below under the caption “Investing in the Fund,” MSS will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund.

Distribution of Shares.  Rafferty Capital Markets, LLC (the “Distributor”) serves as the Fund’s principal underwriter.  The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities. The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the Investment Company Act of 1940 (the “1940 Act”).  The Distribution Plan provides that the Fund may compensate or reimburse the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s shares (this compensation is commonly referred to as “12b-1 fees”).  The services provided by the Distributor may include the review of sales and marketing literature and submission to the Financial Industry Regulatory Authority, Inc. (“FINRA”); FINRA record keeping; quarterly reports to the Fund’s Board of Directors, fulfillment and other distribution services.  Sales charges may be paid to broker-dealers, banks and any other financial intermediary eligible to receive such fees for sales of Fund shares and for services provided to shareholders.  The Distributor may also retain a portion of these fees as the Fund’s distributor.

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The Fund charges 12b-1 fees for Service Shares.  Pursuant to the Distribution Plan, the Fund may annually pay the Distributor up to 1.00% of the average daily net assets of the Fund’s Service Shares (0.25% for service fees and 0.75% for distribution fees).  Because 12b-1 fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Certain Expenses.  In addition to the 12b-1 fees for the Service Shares and the investment advisory fees, the Fund pays all expenses not assumed by the Adviser, including, without limitation, the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Multiple Share Classes. The shares offered by this Prospectus are Service Shares offered through institutions like broker-dealers, banks, insurance, companies, and other financial intermediaries.  The Funds also offer two other classes of shares, the Investor Shares and Institutional Shares, which have different fees and expenses, and are offered directly through the Distributor and certain financial intermediaries.  The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the Adviser for core investment advisory services.  Different fees and expenses will affect performance. For additional information concerning the Institutional Shares and Investor Shares not offered by this Prospectus, call 855-318-2804.

INVESTING IN THE FUND

Minimum Initial Investment.  The Fund’s shares are sold and redeemed at net asset value.  Shares may be purchased by any account managed by the Adviser and any other institutional investor or any broker-dealer authorized to sell Shares in the Fund. The minimum initial investment in the Fund’s Service Shares is $1,000.  The Fund may, at the Adviser’s sole discretion, accept accounts with less than the minimum investment.

Determining the Fund’s Net Asset Value.  The price at which you purchase or redeem shares is based on the next calculation of net asset value after a purchase or redemption order is received in proper form by the Transfer Agent on behalf of the Fund.  An order is considered to be in good form if it includes a complete application and payment in full of the purchase amount.  The net asset value per share of each class of shares of the Fund (“Class”) is calculated separately by adding the value of the Fund’s securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class (including Fund expenses, which are accrued daily), and dividing the result by the number of outstanding shares of such Class.  The net asset value per share of each Class of the Fund is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier.  The Fund does not calculate net asset value on business holidays when the NYSE is closed.  Currently, the NYSE is closed on weekends and in recognition of the following  holidays:  New Year’s Day,  Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day,  Independence Day, Labor Day, Thanksgiving and Christmas.

The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Trustees.  In determining the value of the Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  The Fund normally uses pricing services to obtain market quotations.

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The Fund values the securities of other investment companies in which it invests at the net asset value of such investment company.  The prospectuses for these investment companies explain the circumstances under which such registered investment companies will use fair value pricing and the effects of using fair value pricing.

Securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation; or (iv) the security or warrant is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale.

Pursuant to policies adopted by the Trustees, the Adviser is responsible for notifying the Trustees (or the Trust’s Fair Value Committee (“Fair Value Committee”)) when it believes that fair value pricing is required for a particular security.  The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold.

Other Matters.  Purchases and redemptions of shares of the Fund by the same shareholder on the same day will be netted for the Fund.  The Fund reserves the right to reject a purchase order that is not in good form and will normally return such purchase order within three days of receiving such purchase order.  All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.  The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists.  Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders.  Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement.  Also, if the Trustees determine that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities.  Shareholders receiving redemption proceeds in-kind will bear market risk until the securities received are sold and will incur transaction costs when they are sold.  See also “Additional Information About Purchases and Redemptions – Disruptive Trading and Market Timing”.

Purchasing Shares

Opening a New Account.  To open an account with the Fund, take the following steps:

1.           On your application, indicate the type of account you wish to open and the amount of money you wish to invest as well as your name, date of birth, address, and Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”).  If you have applied for a SSN or TIN prior to opening your account but you have not received your number, please indicate this and include a copy of the form applying for the SSN or TIN.  Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

2.           Write a check or prepare a money order from a U.S. financial institution and payable in U.S. dollars.  For regular mail orders, mail your completed application along with your check or money order made payable to the “PSP Multi-Manager Fund” to:

PSP Multi-Manager Fund
Service Shares
c/o Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH  44147-4031

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If checks are returned due to insufficient funds or other reasons, the purchase order will not be accepted.  The Fund will charge the prospective investor a $20 fee for cancelled checks and may redeem shares of the Fund already owned by the prospective investor or another identically registered account for such fee.  The prospective investor will also be responsible for any losses or expenses incurred by the Fund or the Administrator in connection with any cancelled check.

Bank Wire Purchases.  Purchases may also be made through bank wire orders.  To establish a new account or add to an existing account by wire, please call 855-318-2804, before wiring funds, to receive wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.

Subsequent Investments. You may add to your account by mail or wire at any time by purchasing shares of the Fund at the then current net asset value of the Fund.  The minimum subsequent investment for the Fund’s Service Shares is $250, except under the automatic investment plan discussed below.  Before adding funds by bank wire, please call the Fund at 855-318-2804 and follow the above directions for bank wire purchases.  Please note that in most circumstances, there will be a bank charge for wire purchases.  Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.  The Fund may, at the Adviser’s sole discretion, accept subsequent investments for less than the minimum subsequent investment.

Automatic Investment Plan.  Shareholders who have met the Fund’s minimum investment criteria may participate in the Fund’s automatic investment plan.  The automatic investment plan enables shareholders to make regular monthly investments in the Fund through automatic charges to shareholders’ checking account.  With shareholder authorization and bank approval, the Fund will automatically charge the shareholder’s checking account for the amount specified, which will automatically be invested in the shares of the Fund at the public offering price on a monthly basis.  The minimum automatic investment for the Fund’s Service Shares is $100.  The shareholder may change the amount of the investment or discontinue the plan at any time by notifying the Fund in writing.

Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Fund will ask for, among other things, the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor.  The Fund may also ask to see the investor’s driver’s license or other identifying documents.  An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information.  The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor wishing to open an account.

Other Information. In connection with all purchases of Fund shares, we observe the following policies and procedures:

•
We price direct purchases based on the next public offering price (net asset value) computed after your order is received. Direct purchase orders received by MSS as the Fund’s transfer agent by the close of the regular session of the NYSE (generally 4:00 p.m., Eastern time) are confirmed at that day’s public offering price. Purchase orders received by dealers prior to the close of the regular session of the NYSE on any business day and transmitted to MSS on that day are confirmed at the public offering price determined as of the close of the regular session of trading on the NYSE on that day.

•	We do not accept third party checks for any investments.
•	We may open accounts for less than the minimum investment or change minimum investment requirements at any time.
•	We may refuse to accept any purchase request for any reason or no reason.
•	We mail you confirmations of all your purchases or redemptions of Fund shares.
•	Certificates representing shares of the Fund are not issued.

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Redeeming Shares

Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:

PSP Multi-Manager Fund
Service Shares
c/o Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH  44147-4031

Regular mail redemption requests should include the following:

(1)
Your letter of instruction specifying the Fund, account number and number of shares of the Fund (or the dollar amount) to be redeemed.  This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and

(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, pension or profit sharing plans, and other entities.

Your redemption proceeds normally will be sent to you within seven days after receipt of your redemption request.  However, the Fund may delay forwarding a redemption check for recently purchased shares of the Fund while it determines whether the purchase payment will be honored.  Such delay (which may take up to 10 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer.  In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions.  Unless you specifically decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by calling 855-318-2804. The Fund may rely upon redemption requests transmitted via facsimile (Fax# 440-526-4446).  Such a request must include the following:

(1)	Name of Fund and the designation of class (Institutional or Investor);
(2)	Shareholder name(s) and account number;
(3)	Number of shares of the Fund or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption funds to the shareholder; and
(5)	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions.  If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares of the Fund in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund.  Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine.  The Fund will not be liable for any losses due to fraudulent or unauthorized instructions nor for following telephone instructions provided that the Fund follows reasonable procedures to insure instructions are genuine.

Redemption Fee.  The Fund charges a 1.00% redemption fee that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of your initial purchase of shares in the Fund.

20

The redemption fees are not fees to finance sales or sales promotion expenses, but are paid to the Fund to defray the costs of liquidating an investment and discourage short-term trading of Fund shares.  Redemption fees are deducted from redemption proceeds and retained by the Fund, not the Adviser.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions.  In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions and next of shares held by the shareholder for the longest period of time.

The redemption fee will not be charged on transactions involving the following:

•	Redemption of shares purchased through certain qualified plans pursuant to Sections 401, 403, and 457 of the Internal Revenue Code;
•	Redemption of shares purchased through wrap-fee programs or similar investment programs administered by the Fund;
•	Omnibus level accounts will be excluded where the fee will be assessed by the financial intermediary according to the requirements outlined herein and provided back to the Fund;
•	Redemptions due to required minimum distributions;
•	Redemptions due to death;
•	Redemption of shares accumulated through reinvestment of capital gains and dividends; and
•	Redemption of shares initiated by the Fund (i.e., liquidation or merger of a fund).

Minimum Account Size.  Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to liquidate a shareholder’s account if, as a result of redemptions or transfers (but not required IRA distributions), the account’s balance falls below the minimum initial investment required for your type of account (see “Minimum Initial Investment” above).  The Fund will notify you if your account falls below the required minimum.  If your account is not increased to the required level after a thirty (30) day cure period then the Fund may, at its discretion, liquidate the account.

Redemptions In-Kind.  The Fund does not intend, under normal circumstances, to redeem its shares by payment in-kind.  However, the Fund reserves the right to meet redemption requests by payment in-kind where it believes it is in the best interest of the Fund and the remaining shareholders.  In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share.  Shareholders receiving them would bear market risk until these securities are sold and would incur brokerage costs when these securities are sold.

Signature Guarantees.  To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000.  Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Additional Information About Purchases and Redemptions

Purchases and Redemptions through Securities Firms.  You may purchase or redeem shares of the Fund through certain brokers and their designated intermediaries that have made arrangements with the Fund and are authorized to accept purchase and redemption orders on its behalf.  In addition, orders will be deemed to have been received by the Fund when such authorized broker, or broker-authorized designee, accepts the purchase order or receives the redemption order.  Orders will be priced at the next calculation of the Fund’s net asset value after the authorized broker or broker-authorized designee receives the orders.  Investors may also be charged a fee by a broker or agent if shares of the Fund are purchased through a broker or agent.  Investors should check with their broker to determine if it is subject to these arrangements with the Fund.

21

Telephone Purchases by Securities Firms.  Brokerage firms that are FINRA members may telephone the Distributor at 855-318-2804 and buy shares of the Fund for investors who have investments in the Fund through the brokerage firm’s account with the Fund.  By electing telephone purchase privileges, FINRA member firms, on behalf of themselves and their clients, agree that neither the Fund nor the Distributor shall be liable for following telephone instructions reasonably believed to be genuine.  To be sure telephone instructions are genuine, the Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase.  As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction.  However, if the Distributor fails to follow these established procedures, it may be liable.  The Fund may modify or terminate these telephone privileges at any time.

Disruptive Trading and Market Timing.  The Fund is not intended for or suitable for market timers nor does the Fund intentionally accommodate market timers, and market timers are discouraged from becoming investors.  The ability of new shareholders to establish an account, or for existing shareholders to add to their accounts is subject to modification or limitation if the Fund determines, in its sole opinion, that the shareholder or potential shareholder has engaged in frequent purchases or redemptions that may be indicative of market timing or otherwise disruptive trading (“Disruptive Trading”), which can have harmful effects for other shareholders.  These risks and harmful effects include:

o
an adverse effect on portfolio management, as determined by the Adviser in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

o	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In an effort to protect shareholders from Disruptive Trading, the Board of Trustees has approved certain market timing policies and procedures. Under these market timing policies and procedures, the Fund may monitor trading activity by shareholders and take specific steps to prevent Disruptive Trading. In general, the Fund considers frequent roundtrip transactions in a shareholder account to constitute Disruptive Trading. A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, shares of the Fund within 30 days. While there is no specific limit on roundtrip transactions, the Fund reserves the right to (i) refuse any purchase order; and/or (ii) restrict or terminate purchase privileges for shareholders or former shareholders, particularly in cases where the Fund determines that the shareholder or potential shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period.

In determining the frequency of roundtrip transactions, the Fund does not include purchases pursuant to dollar cost averaging or other similar programs, and the Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor.  The Fund will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that the Fund suspects as Disruptive Trading.

Notwithstanding the foregoing, the Fund may also take action if a shareholder’s trading activity (evaluated based on roundtrip trading or otherwise) is deemed Disruptive Trading by the Fund, even if applicable shares of the Fund are held longer than 30 days.  In addition, the Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement.  The Fund also imposes a redemption fee on the redemption of shares of the Fund within sixty (60) days of purchase, which has the effect of discouraging Disruptive Trading in Fund shares.  Frequently, Fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The Fund’s ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the financial intermediary in taking steps to limit this type of activity.

The Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

22

OTHER IMPORTANT INFORMATION

Distributions

The Fund distributes its net investment income and net realized long and short-term capital gains to its shareholders at least annually, usually in December.  Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares (or fractions thereof) of the Fund.

Federal Taxes

The following information is meant as a general summary for U.S. taxpayers.  Additional information appears in the SAI.  Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences of investing in the Fund.

Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares.  Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.  Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders should consult with their own tax advisers to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.  Shareholders should also note that distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Financial Highlights

The financial highlights table on the next page is intended to help you understand the Fund’s financial performance since inception of the Fund. Certain information reflects results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Sanville & Company, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in Annual Report of the Fund and is incorporated by reference into the SAI. Further information about the performance of the Fund is contained in the Annual Report and Semi-annual Report of the Fund, copies of which may also be obtained at no charge by calling the Fund at 855-318-2804.

23

	Service Class
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Period Ended December 31, 2010 (a)

Net Asset Value, Beginning of Year/Period	$9.26	$9.22	$10.07	$10.96

Investment Operations:
Net investment loss (b)	(0.09)	(0.07)	(0.52)	(0.04)
Net realized and unrealized gain (loss) on investments and futures contracts	0.51	0.11	(0.07)	(0.20)
Total from investment operations	0.42	0.04	(0.59)	(0.24)

Distributions:
From net realized capital gains	-	-	(0.26)	(0.65)
Total distributions	-	-	(0.26)	(0.65)

Net Asset Value, End of Year/Period	$9.68	$9.26	$9.22	$10.07

Total Return (c)	4.54%	0.43%	(5.87)%	(2.23)%	(d)

Ratios/Supplemental Data
Net assets, end of year/period (in 000's)	$10	$9	$9	$54

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.87%	3.58%	3.37%	4.70%	(e)
After fees waived and expenses absorbed	2.40%	2.26%	2.50%	2.50%	(e)

Ratio of net investment loss:
Before fees waived and expenses absorbed	(2.44)%	(2.11)%	(1.94)%	(4.64)%	(e)
After fees waived and expenses absorbed	(0.97)%	(0.78)%	(1.07)%	(2.44)%	(e)

Portfolio turnover rate	0%	59%	414%	820%	(d)

(a)	The Congressional Effect Fund Service Class commenced operations on November 9, 2010.
(b)	Per share amounts were calculated using the average shares method.
(c)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.

24

Privacy Notice

FACTS	WHAT DOES PULTENEY STREET FAMILY FUNDS (THE “TRUST”) DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.  This information can include:
■    Social Security number
■    Assets
■    Retirement Assets
■    Transaction History
■    Checking Account Information
■    Purchase History
■    Account Balances
■    Account Transactions
■    Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-855-318-2804

Who we are
Who is providing this notice?	The Trust Mutual Shareholder Services, LLC (Administrator) Rafferty Capital Markets, LLC (Distributor)
What we do
How does the Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Trust collect my personal information?
We collect your personal information, for example, when you
▪ Open an account
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tell us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing  for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Each of the investment advisers serving a Fund of the Trust could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Trust does not jointly market.

PSP Multi-Manager Fund

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Also, a SAI about the Fund has been filed with the Securities and Exchange Commission. The SAI (which is incorporated in its entirety by reference in this Prospectus) contains additional information about the Fund.

To request a free copy of the SAI, the Fund’s annual and semi-annual reports and other information about the Fund, or to make inquiries about the Fund, write the Fund c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147-4031, call the Fund at 1- 855-318-2804, or visit the Fund’s website at www.pspfamilyoffunds.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, D.C.  Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090.  Reports and other information about Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number:  811-22164

Institutional Shares – CUSIP 207267303, Ticker Symbol CEFIX
Investor Shares – CUSIP 207267105, Ticker Symbol CEFFX
Service Shares – CUSIP 207267204, Ticker Symbol CEFRX

PSP Multi-Manager Fund
of the
PSP Family of Funds

1345 Avenue of the Americas
3rd Floor
New York, NY  10105

STATEMENT OF ADDITIONAL INFORMATION

August 25, 2014

The PSP Multi-Manager Fund (the “Fund”) is the sole series of the PSP Family of Funds (the “Trust”), a diversified, open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) as required by the Investment Company Act of 1940, as amended (the “1940 Act”).

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Fund’s prospectus for the Fund’s Investor Shares and Institutional Shares dated August 25, 2014, and the prospectus for Fund’s Service Shares dated August 25, 2014, as the same may be amended from time to time, which incorporate this SAI by reference in its entirety (the “Prospectuses”).  Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein.  Information from the Annual Reports to shareholders and the Prospectuses is incorporated by reference into this SAI.  Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

Copies of the Prospectuses for the Institutional Shares, Investor Shares and Service Shares may be obtained, without charge, by calling the Fund at 855-318-2804 or writing to the Fund at the following address:

PSP Family of Funds
c/o Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH  44147-4031

Copies of the Annual Report may be requested, without charge, by contacting the Fund at the toll free number above or by writing to Pulteney Street Capital Management, LLC (the “Adviser”) at the address above.

PSP FAMILY OF FUNDS

INVESTMENT OBJECTIVES, POLICIES AND RISKS	4
General Investment Risks	4
Equity Securities	4
Convertible Securities	4
ETFs	4
Fixed Income ETFs	5
Illiquid Securities	5
Other Investment Companies	6
Real Estate Securities	6
Corporate Debt Securities	6
Money Market Instruments	6
U.S. Government Securities	7
Repurchase Agreements	7
Reverse Repurchase Agreements	7
Options	7
Futures Contracts	8
Forward Commitment & When-Issued Securities	10
Short Sales of Securities	10
Lending of Portfolio Securities	10
INVESTMENT RESTRICTIONS	11
Fundamental Restrictions	11
Non-Fundamental Restrictions	12
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	13
Brokerage Selection	13
Aggregated Trades	14
Portfolio Turnover	14
PORTFOLIO HOLDINGS DISCLOSURE	14
DESCRIPTION OF THE TRUST	15
BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS	16
Trustees and Officers	16
Board Structure	17
Qualification of Trustees	17
Trustee Standing Committees	18
Beneficial Equity Ownership Information	18
Compensation	18
Principal Holders of Voting Securities	19
MANAGEMENT AND ADMINISTRATION	20
Investment Adviser and Sub-Advisers	20
Portfolio Manager	21
Administrator	24
Distributor	25
Custodian	26
Independent Registered Public Accounting Firm	26
Legal Counsel	26
CODE OF ETHICS	26
PROXY VOTING POLICIES	27
PURCHASES, REDEMPTIONS AND SPECIAL SHAREHOLDER SERVICES	27

Purchases	27
Redemptions	27
Additional Information	28
NET ASSET VALUE	29
ADDITIONAL TAX INFORMATION	30
ADDITIONAL INFORMATION ON PERFORMANCE	33
Lipper Analytical Services, Inc	33
Morningstar, Inc	33
FINANCIAL STATEMENTS	34
APPENDIX A – PROXY VOTING POLICIES	35

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The PSP Family of Funds (the “Trust”) was organized on December 21, 2007 as a Delaware statutory trust.  The sole series of shares of the Trust is the PSP Multi-Manager Fund (the “Fund”), an open-end management investment company. Prior to May 15, 2014, the Trust was known as the Congressional Effect Family of Funds and prior to August 25, 2014 the Fund was known as the Congressional Effect Fund. The Prospectuses describe the Fund’s investment objective and principal investment strategy, as well as the principal investment risks of the Fund.  The Prospectuses also describe the services provided by the Adviser and each of the investment sub-advisers to the Fund (each, a “Sub-Adviser”, and as the context requires, an “Adviser”). The following descriptions and policies supplement these descriptions, and also include descriptions of certain types of investments that may be made by the Fund but are not principal investment strategies of the Fund.
General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund’s investment program will be successful.  Investors should carefully review the descriptions of the Fund’s investments and their risks described in the Prospectuses and this SAI.

Equity Securities.  The equity portion of the Fund’s portfolio may be comprised of common stocks traded on domestic securities exchanges or in the over-the-counter market.  In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds.  Prices of equity securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for many or all equity securities, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Convertible Securities.  The Fund may buy securities convertible into common stock if, for example, the relevant Adviser believes that a company’s convertible securities are undervalued in the market.  Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants.  A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time.  Warrants do not represent ownership of the underlying securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them.  Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.  The Fund’s ability to invest in warrants may be limited by the Fund’s investment restrictions.

Exchange Traded Funds.  As noted in the Prospectuses, the Fund may invest in ETFs and cash or cash equivalent positions.  The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (“1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

Fixed Income ETFs.  There are risks associated with the potential investment of the Fund’s assets in fixed income ETFs, which may include credit risk, interest rate risk, maturity risk, and investment-grade securities risk as described below:

•
Credit Risk.  Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a transaction involving one or more bonds in an ETF’s portfolio will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations.  If the issuer, guarantor, or counterparty fails to pay interest, an ETF’s income may be reduced.  If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the particular ETF’s shares may be reduced.  ETFs may be subject to credit risk to the extent that they invest in debt securities that involve a promise by a third party to honor an obligation with respect to the debt security.  Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.

•
Interest Rate Risk.  The price of a bond or a fixed income security is dependent upon interest rates.  Therefore, the share price and total return of ETFs, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates.  A rise in interest rates generally causes the value of a bond to decrease, and vice versa.  There is the possibility that the value of the particular ETF’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise.  The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes.  Changes in interest rates may have a significant effect if the particular ETF is then holding a significant portion of its assets in fixed income securities with long-term maturities.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes.  When interest rates drop, not only can the value of fixed income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages.  Also when interest rates drop, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at the then lower prevailing rates.  This is known as prepayment risk.  When interest rates rise, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated.  This is known as extension risk.

•
Maturity Risk.  Maturity risk is another factor that can affect the value of a particular ETF’s debt holdings.  Certain ETFs may not have a limitation policy regarding the length of maturity of its debt holdings.  In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates.  Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.

•
Investment-Grade Securities Risk.  Debt securities are rated by national bond rating agencies.  Securities rated BBB by Standard & Poor’s (“S&P”) or Fitch Investors Service, Inc. (“Fitch”) or Baa by Moody’s Investors Services, Inc. (“Moody’s”) are considered investment-grade securities, but are somewhat riskier than more highly rated investment-grade obligations (those rated A or better by S&P or Fitch and Aa or better by Moody’s) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.  Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities.

Illiquid Investments.  The Fund may invest up to 15% of the value of its net assets in securities that are illiquid securities, provided such investments are consistent with the Fund’s investment objective. Illiquid securities are securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, certain options traded in the over-the-counter market and securities used to cover such options. Investment in illiquid securities subjects the Fund to the risk that it will not be able to sell such securities when it may be opportune to do so.

Other Investment Companies.  As noted in the Prospectuses, the Fund may invest in other investment companies.  Under the 1940 Act, the Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”).  Accordingly, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.  To the extent an ETF obtains such exemptive relief from the SEC, which many do, the Fund may seek to qualify to invest in such ETFs in excess of the 3% Limitation.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Fund from allocating its investments in the manner that the Adviser considers optimal, or cause the Adviser to select a similar index or sector-based mutual fund or other investment company (“Other Investment Companies”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) (“Stock Baskets”) as an alternative.  The Fund may also invest in Other Investment Companies or Stock Baskets when the Adviser believes they represent more attractive opportunities than similar ETFs.  The Fund’s investments in Other Investment Companies will be subject to the same 3% Limitation described above.

The 1940 Act also limits the percentage of the Fund’s asset that can be represented by other investment company’s shares to 5% of the Fund’s assets for any one other investment company or 10% of the Fund’s assets for all other investment companies combined.

Under the 1940 Act, to the extent that the Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs, Other Investment Companies and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities.  In the event that there is a vote of ETF, Other Investment Companies or other investment company shares held by the Fund, the Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities.

Real Estate Securities.  The Fund will not invest in real estate (including mortgage loans and limited partnership interests) but may invest in readily marketable securities issued by companies that invest in real estate or interests therein.  The Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”).  REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.  Investments in real estate securities are subject to risks inherent in the real estate market, including risk related to changes in interest rates.

Corporate Debt Securities.  The Fund’s fixed income investments may include corporate, municipal or other government debt securities.  Corporate and municipal debt obligations purchased by the Fund may be any credit quality, maturity or yield.  Accordingly, the Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s or BBB by S&P or Fitch or, if not rated, of equivalent quality in the Adviser’s opinion.  In addition, the Fund’s debt securities may include lower-rated debt securities including, without limitation, junk bonds.  Debt obligations rated Baa by Moody’s or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal.  Debt obligations rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal.  Descriptions of the quality ratings of Moody’s, S&P and Fitch are contained in this SAI.  While the Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

Money Market Instruments.  The Fund may invest in money market instruments including U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they are eligible for purchase by the Fund.  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower.  Maturities of Commercial Paper generally range from 2 to 270 days and are usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s or S&P, or if not rated, of equivalent quality in the Adviser’s opinion.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes are acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof.  The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

U.S. Government Securities.  The Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority.  U.S. government securities may be acquired subject to repurchase agreements.  While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB).  No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.  The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

Repurchase Agreements.  The Fund may invest in repurchase agreements.  A repurchase agreement is a type of loan by the Fund that is a short term investment in which the purchaser acquires ownership of a U.S. government security and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser’s holding period.  In an effort to minimize the Fund’s risk, before entering into repurchase agreements, an Adviser will evaluate the financial status of the proposed counterparty by reviewing such proposed counterparty’s financial information (e.g. publicly available financial statements), and the Fund will generally only enter into repurchase agreements with counterparties that are established financial institutions.  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.  There is no limit on the number of repurchase agreements into which the Fund may enter.

Reverse Repurchase Agreements.  The Fund may invest in reverse repurchase agreements, which are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase. In addition to taxable reverse repurchase agreements, the Fund also may invest in municipal reverse repurchase agreements.

Options. The Fund may purchase and write put and call options on securities.  The Fund may write a call or put option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means that would permit immediate satisfaction of the Fund’s obligation as writer of the option.   The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

Futures Contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade that have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”).  No purchase price is paid or received when the contract is entered into.  Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  The Fund expects to earn interest income on its initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sells futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss.  While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

For futures contracts where the Fund is not contractually required to cash settle, the Fund will segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. For futures contracts that the Fund is contractually required to cash settle, the Fund will set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the futures contract, if any, rather than their full notional value.

Securities Index Futures Contracts.  Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out.  Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities.  Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired.  To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts.  The Fund may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts.  These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading.  A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires.  A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

The Fund will write options only on futures contracts that are “covered.”  The Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates with its custodian cash, U.S. government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker).  The Fund will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract.  The Fund will be considered “covered” with respect to a call option it has written on a securities index future if the Fund owns securities the price changes of which are, in the opinion of the relevant Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market.  Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market.  When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer.  However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights.  Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position.  If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund.  If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but that will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts.  If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.  Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts may be used as a means of hedging the Fund’s portfolio against a general decline in market prices.  The purchase of a call option on a futures contract may represent a means of hedging the Fund’s portfolio against a market advance when the Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities.  If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund’s holdings of securities.  The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire.  However, the hedge is limited to the amount of premium received for writing the put.

To the extent the Fund makes investments regulated by the Commodities Futures Trading Commission (the “CFTC”), the Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA. If the Fund is unable to comply with the requirements of Rule 4.5, it may be required to modify its investment strategies or be subject to CFTC registration requirements, either of which may have an adverse effect on the Fund.

Forward Commitment & When-Issued Securities.  The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions, the Fund may not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the relevant Adviser felt such action was appropriate.  In such a case, the Fund could incur a short-term gain or loss.

Short Sales of Securities.  The Fund may make short sales with up to 10% of the Fund’s securities, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security.  To complete a short sale transaction, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs.  The Fund then sells the borrowed security to a buyer in the market.  The Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender.  Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan.  In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.  When the Fund makes a short sale, the Fund will segregate liquid assets (such as cash, U.S. government securities, or equity securities) on the Fund’s books and/or in a segregated account at the Fund’s custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender.  In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily.  To the extent the market price of the security sold short increases and more assets are required to meet the Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund’s short position obligations.

In addition, the Fund may make short sales “against the box” i.e., when the Fund sells a security short when the Fund has segregated securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding.  The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Lending of Portfolio Securities.  In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the relevant Adviser has determined are creditworthy under guidelines established by the Trustees.  In determining whether the Fund will lend securities, the relevant Adviser will consider all relevant facts and circumstances.  The Fund may not lend securities to any company affiliated with the relevant Adviser.  Each loan of securities will be collateralized by cash, securities or letters of credit.  The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.  While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the relevant Adviser may invest the cash collateral to earn additional income for the Fund.  Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan.  Loans are subject to termination at the option of the Fund or the borrower at any time.  The Fund shall retain all voting rights with respect to the loaned securities, and the Fund will call securities subject to a securities loan to vote proxies in the event a material matter comes up for vote, pursuant to the Fund’s fiduciary obligations. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

INVESTMENT RESTRICTIONS

Fundamental Restrictions.  The Fund has adopted the following “fundamental restrictions,” which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund.  A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

FUNDAMENTAL RESTRICTIONS.  As a matter of fundamental policy, the Fund may not:

(1)	Issue senior securities, except as permitted by Section 18(f)(1) of the 1940 Act;

(2)
Borrow money, except to the extent permitted under Section 18(f)(1) the 1940 Act (including, but not limited to, reverse repurchase agreements and borrowing to meet redemptions).  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.  The Fund will not purchase securities at any time that outstanding borrowings exceed 5% of the Fund’s total assets.

(3)
Pledge, mortgage or hypothecate its assets, except, with up to one third of its assets, as necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)
Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, corporate loans and repurchase agreements shall not be deemed to be the making of a loan;

(6)
Purchase or sell real estate or interests in real estate directly; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(7)
Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices and may purchase interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in commodities; or

(8)
With respect to 75% of its total assets, the Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities.  This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.  Additionally, the Fund will limit the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items, as defined in the Code) to a maximum of 25% of the Fund’s total assets.

NON-FUNDAMENTAL RESTRICTIONS. The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

(1)
Purchase securities on margin; provided, however, that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, may make short sales to the extent permitted by the 1940 Act and may enter into options, forward contracts, futures contracts or indices options on futures contracts or indices;

(2)	Make investments for the purpose of exercising control or management over a portfolio company;

(3)	Invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(4)	Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs;

(5)	Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants; or

(6)
The Fund may not invest more than 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued by the Fund.

The following descriptions of certain issues related to the above policies and restrictions may assist shareholders in understanding these policies and restrictions:

•
With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the percentage limitations on borrowing under the Fund’s second fundamental investment restriction and illiquid securities under the Fund’s sixth non-fundamental investment restriction apply at all times.  If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

•
Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation and when consistent with the views set forth in SEC Release No. IC-10666.

•
The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

•
If the Fund invests in other investment companies that concentrate their investments in a particular industry, the Fund will consider such investment to be issued by a member of the industry in which the other investment company invests.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to the general supervision of the Trustees, the Adviser is responsible for overseeing the activities of the Sub-Advisers, as well as for making decisions with respect to its respective purchases and sales of portfolio securities for the Fund.  The Adviser shall manage the Fund in accordance with the terms of the Investment Advisory Agreement by and between the Adviser and the Fund (the “Advisory Agreement”), which is described in detail under “Management and Administration – Investment Adviser.”  The Adviser may serve as investment adviser for a number of client accounts, including the Fund.    Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Adviser, if any.

Brokerage Selection.  In selecting brokers to be used in portfolio transactions, the general guiding principal for the Adviser and each Sub-Adviser is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the relevant Adviser considers a number of judgmental factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, past experience with similar trades and other factors that may be unique to a particular order.  Recognizing the value of these judgmental factors, the relevant Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.  The relevant Adviser may not give consideration to sales of shares of the Fund as a factor in selecting brokers to execute portfolio transactions.  The Adviser may, however, place portfolio transactions with brokers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on the broker’s sales efforts.  For the fiscal years ended December 31, 2013, 2012 and 2011, the Trust paid brokerage commissions of $38,842, $80,444 and $95,710, respectively, of which $200, $2,211 and $10,430, respectively was paid to Matrix Capital Group, Inc. (“Matrix”), which served as the Fund’s underwriter through August 24, 2014, and of which Eric Singer, the President of the Congressional Effect Management, LLC (“CEM”), the then investment adviser to the Fund, and the then portfolio manager of the Fund, was a registered representative. For the fiscal year ended December 31, 2013, transactions in which the Fund used the Distributor as broker involved 0.29% of the aggregate dollar amount of transactions involving the payment of commissions and 0.51% of the aggregate brokerage commissions paid by the Fund.  For the fiscal year ended December 31, 2012, transactions in which the Fund used the Distributor as broker involved 1.83% of the aggregate dollar amount of transactions involving the payment of commissions and 2.75% of the aggregate brokerage commissions paid by the Fund.  For the fiscal year ended December 31, 2011, transactions in which the Fund used the Distributor as broker involved 0.91% of the aggregate dollar amount of transactions involving the payment of commissions and 10.90% of the aggregate brokerage commissions paid by the Fund.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Advisory Agreement and Sub-Advisory Agreements (collectively, the “Advisory Agreements”), each Adviser is authorized to pay a brokerage commission in excess of what another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received by the relevant Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers.  Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases.  In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e. not related to the making of investment decisions).  Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the relevant Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms.  These services may be useful to the Adviser in connection with advisory clients other than the Fund and not all such services may be useful to the Adviser in connection with the Fund.  Although such information may be a useful supplement to the Adviser’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under its Advisory Agreement and will not reduce the management fees payable to the Adviser by the Fund.

The Fund may invest in securities traded in the over-the-counter market.  Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions.  The Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and/or execution are available elsewhere.  When a transaction involves exchange listed securities, the Adviser considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed or effecting the transaction in the institutional market.

Aggregated Trades.  While investment decisions for the Fund are made independently of each Adviser’s other client accounts, each Adviser’s other client accounts may invest in the same securities as the Fund.  To the extent permitted by law, an Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner that the relevant Adviser believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

Portfolio Turnover.  The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives. For the fiscal year ended December 31, 2013, the Fund’s portfolio turnover was 0%.   For the fiscal year ended December 31, 2012, the Fund’s portfolio turnover was 59%.

PORTFOLIO HOLDINGS DISCLOSURE

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Trust or other persons.  These policies include the following:

•	Public disclosure regarding the securities held by the Fund (“Portfolio Securities”) on a given day will not be made until the close of the next business day at least 24 hours after such day.

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Public disclosure regarding the Fund’s Portfolio Securities is made quarterly through the Fund’s Form N-Q and Semi-Annual and Annual Reports (“Official Reports”).  Other than the Official Reports, shareholders and other persons generally may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

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Information regarding Portfolio Securities, and other information regarding the investment activities of the Portfolios, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Trust or the Fund, but only if such disclosure has been publicly disclosed or approved in writing by the Chief Compliance Officer of the Trust (the “CCO”).  The CCO will not approve arrangements prior to public disclosure unless persons receiving the information provide assurances that the information will not be used for inappropriate trading in Fund shares.

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The Trust’s policy relating to disclosure of the Trust’s holdings of Portfolio Securities does not prohibit: (i) disclosure of information to the Trust’s investment adviser or to other Trust service providers, including but not limited to the Trust’s administrator, distributor, custodian, legal counsel and auditors as identified in the Prospectuses and this SAI, financial printers such as Filepoint EDGAR Services or to brokers and dealers through which the Trust purchases and sells Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by the Fund that is made on the same basis to all Fund shareholders.  This information is disclosed to third parties under conditions of confidentiality that include a duty not to trade on non-public information.  ”Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), and (iv) understandings or expectations between the parties that the information will be kept confidential.  Notwithstanding the foregoing, the Fund is subject to the risk that one or more third parties subject to conditions of confidentiality, particularly those third parties not bound by confidentiality clauses in written agreements, will front run the Fund.

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The CCO is required to approve any arrangements other than disclosure to service providers under which information relating to Portfolio Securities held by the Portfolios, or purchased or sold by the Fund is disclosed to a shareholder or other person before disclosure in the Official Reports.  In making such a determination, the CCO may consider, among other things, the information to be disclosed, the timing of the disclosure, the intended use of the information, whether the  arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund, and whether the arrangement will adversely affect the Trust, the Fund or its shareholders.  The CCO will not approve such arrangements unless persons receiving the information provide assurances that the information will not be used for inappropriate trading in Fund shares.

•	The CCO shall inform the Board of Trustees of any special portfolio holdings disclosure arrangements that are approved by the CCO, and the rationale supporting approval.

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No person (including each Adviser and the Trust (or any affiliated person, employee, officer, trustee or director of an Adviser or the Trust)), for themselves or on behalf of the Fund, may receive any direct or indirect compensation or other consideration in exchange for the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on December 21, 2007, is an open-end management investment company.  The Trust’s Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Trust currently offers only one series of shares, the Fund.  The Fund offers three classes of shares, Institutional Shares, Investor Shares and Service Shares.  The number of shares in the Trust shall be unlimited.  The Trustees may classify and reclassify the shares of the Fund into classes of shares at a future date.  When issued for payment as described in the Prospectuses and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  Rights of shareholders cannot be modified by less than a majority vote.

The Trustees will hold office indefinitely, except that:  (1) any Trustee may resign or retire and (2) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust will not hold an annual shareholders’ meeting unless required by law.  There will normally be no annual meeting of shareholders in any year in which the election of Trustees by shareholders is not required by the 1940 Act.  As set forth in the Trust’s Amended and Restated By-Laws, shareholders of the Trust have the right, under certain conditions, to call a special meeting of shareholders, including a meeting to consider removing a Trustee.

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS

The Trustees are responsible for the management and supervision of the Fund.  The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund.  This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers.  Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Fund, and their principal occupation during the past five years.  Those Trustees who are “interested persons” (as defined in the 1940 Act), by virtue of their affiliation with either the Trust, the Adviser or any Sub-Adviser, are indicated in the table.

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships During Past 5 Years
Independent Trustees
Edward J. Breslin 1345 Avenue of the Americas, 3rd Floor New York, NY 10105 Age: 60	Trustee	Since 2014	Retired since 2007. Formerly Managing Director of U.S. treasuries department at Chase Bank/JP Morgan (1996-2007).	One	None
Paul S. Buckley 1345 Avenue of the Americas, 3rd Floor New York, NY 10105 Age: 50	Trustee	Since 2014	Institutional sales trader at Janney Montgomery Scott LLC (September 2013 to present); equity sales trader at Knight Capital (September 2006 to May 2012).	One	None
Alfred E. Smith, IV 1345 Avenue of the Americas, 3rd Floor New York, NY 10105 Age: 51	Trustee	Since 2014	Founder and Chief Executive Officer of A.E. Smith Associates, a consulting firm (since 2009).	One	None

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships During Past 5 Years
Interested Trustee*
Sean McCooey 1345 Avenue of the Americas, 3rd Floor New York, NY 10105 Age: 58	Trustee, President and Treasurer	Since 2014	Registered Person of Concept Capital (since 2009); manager of Pulteney Street since its inception (2012).	One	None
Officers
Kyle R. Bubeck P.O. Box 11550 Overland Park, KS 66207 Age: 57	Chief Compliance Officer	Since 2014	President and Founder of Beacon Compliance Services, Inc. (2010 – present); CFO and CCO of Trendstar Advisors, LLC (2003 – 2009).	N/A	N/A
Daniel McCooey 1345 Avenue of the Americas, 3rd Floor New York, NY 10105 Age: 46	Secretary	Since 2014	Registered Person of Concept Capital (since 2014); manager of Pulteney Street since its inception (2012); Managing Director of Equity Sales, Weeden & Co. (2002-2012).	N/A	N/A

*	The Interested Trustee is an Interested Trustee because he is an officer and employee of the Adviser.

Board Structure

The Trust’s Board of Trustees includes three independent Trustees and one interested Trustee, Mr. Sean McCooey, who is Chairman of the Board of Trustees.  The Board has not appointed an independent Trustee to serve as lead independent Trustee because, among other things, the Board’s current and historical small size and the fact that there is a single fund of the Trust permit Trust management to communicate with each independent Trustee as and when needed, and permit each independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function.  The Board may consider appointing an independent Chairman or a lead independent Trustee in the future, particularly if the Board’s size or the Trust’s complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and its Fund. During these meetings, the Board receives reports from the Fund’s administrator, transfer agent and distributor, and Trust management, including the Trust’s President, Mr. Sean McCooey, and the Trust’s Chief Compliance Officer, Mr. Driessen, on regular quarterly items and, where appropriate and as needed, on specific issues.  As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust’s officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of independent Trustees.

Qualification of Trustees

The Board has considered each Trustee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.  In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

Mr. McCooey has experience as an investor, including his roles as a manager of Pulteney Street and, previously, as a managing director of several other investment firms and additional experience as an NYSE Floor Official.  Mr. Buckley has business experience as an equity sales trader.  Mr. Smith has business experience as a member of the New York Stock Exchange, and as a consultant and philanthropist.  Mr. Breslin has experience as a fixed income securities trader.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.  References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees.  The Trustees have established the following standing committees:

Audit Committee: All of the Independent Trustees are members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee also serves as the Trust’s qualified legal compliance committee.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.

Nominating Committee:  All of the Independent Trustees are members of the Nominating Committee.  The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meeting of the shareholders of the Trust.  The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.  The Nominating Committee meets only as necessary.

Proxy Voting Committee:  All of the Independent Trustees are members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand.  The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee meets only as necessary.

Beneficial Equity Ownership Information.  The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of May 1, 2014 and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee*	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies
Edward J. Breslin	A	A
Paul S. Buckley	A	A
Sean McCooey	A	A
Alfred E. Smith, IV	A	A

*   Each Trustee serves as a trustee to the one fund of the Trust.

Compensation.  Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” receives a fee of $2,000 each year plus $250 per Fund per meeting attended in person and $100 per Fund per meeting attended by telephone.  The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Name of Trustee**	Aggregate Compensation From the Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees*
Independent Trustees
Daniel Ripp	$2,450	None	None	$2,450
Samuel H. Solomon	$2,200	None	None	$2,200
Robert J. Cresci	$2,750	None	None	$2,750
Interested Trustees
Eric T. Singer	None	None	None	None

*    Figures are for the year ended December 31, 2013, and for the persons who served as the Board of Trustees at such time.
**  Each of the Trustees serves as a Trustee to the one fund of the Trust.

Control Persons and Principal Holders of Voting Securities.  As of April 15, 2014, the Trustees and Officers of the Trust owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of any class of shares of the Fund.

As of April 15, 2014, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of April 15, 2014.

Institutional Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
The John W. Kluge Foundation 15004 Sunflower Court Rockville, MD 20853	74,101.63 Shares	100%

Investor Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Donors Capital Fund PO Box 1305 Alexandria, VA 22313	31,496.97 Shares	15.31%
NFS LLC FBO Grover G. Norquist 810 Constitutional Ave NE Washington DC 20002	31,145.28 Shares	15.14%
The James & Merryl H Tisch 1996 Charitable Remainder Unitrust DTD 6/3/96 655 Madison Avenue New York, NY 10065	20,679.964 Shares	10.05%
Lewis Randall 5147 Bercot Road Freeland, WA 98249	12,268.039 Shares	5.96%
Charles Schwab 101 Montgomery Street San Francisco	11,824.892 Shares	5.75%

Service Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	998.13 Shares	100%

MANAGEMENT AND ADMINISTRATION

Investment Adviser and Sub-Advisers.  Pulteney Street Capital Management, LLC, a Delaware limited liability company, currently serves as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.  The Adviser selects each Sub-Adviser to the Fund and each performs its responsibilities pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”) with the Adviser.  EastBay Asset Management, LLC, Ferro Investment Management, LLC, Riverpark Advisors, LLC, S.W. Mitchell Capital, LLP and Tiburon Capital Management, LLC serve as Sub-Advisers to the Fund.

The Adviser is controlled by Sean M. McCooey and Daniel McCooey, as each of them have more than 25% ownership of the voting securities of the Adviser.  Sean M. McCooey and Daniel McCooey are brothers.  EastBay is controlled by Steven Landry and Adam Wolfberg, as each of them have more than 25% ownership of the voting securities of EastBay. Jeffrey Ferro is a control person of Ferro. Mordecai Alan Schaja is a control person of RiverPark due to his indirect ownership of RiverPark. Stuart Mitchell is a control person of SWMC due to his 100% ownership of S.W. Mitchell. Peter Lupoff, Brian Swain and Charlie Trisiripisal control Tiburon, as each of them have more than 25% ownership of the voting securities of Tiburon.

Subject to Board review, and in addition to the Adviser’s investment services provided to the Fund, the Adviser allocates and, when appropriate, reallocates the Fund’s assets among various Sub-Advisers, monitors and evaluates Sub-Adviser performance, and oversees Sub-Adviser compliance with the Fund’s investment objective, policies and restrictions.  The Adviser has ultimate responsibility for the investment performance of the Fund pursuant to its responsibility to oversee the Sub-Advisers.

The Adviser will receive a monthly management fee equal to an annual rate of 2.25% of the Fund’s net assets.  In addition, the Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 3.00% of the average daily net assets of the Fund through September 1, 2015. As a result, the Fund’s “Total Annual Fund Operating Expenses” (excluding interest, taxes, brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, and extraordinary expenses) will be limited to 3.00%, as indicated in the Prospectuses.  It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Fund. Any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the expense limitation.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Sub-Advisers are compensated by the Adviser based on the allocated portion of the average net assets of the Fund each Sub-Adviser manages.

Prior to March 20, 2014, CEM served as the Fund’s investment adviser, and the Fund had no investment sub-advisers.  For the fiscal year ended December 31, 2013, CEM did not receive any management fee after waiving $98,834 of its fee and reimbursing the Fund in the amount of $46,054. For the fiscal year ended December 31, 2012, CEM did not receive any management fee after waiving $132,161 of its fee and reimbursing the Fund in the amount of $43,338. For the fiscal year ended December 31, 2011, CEM received management fees in the amount of $17,013 after waiving $116,860 of its fee.

In addition to the management fee described above, the Adviser may also receive certain benefits from its management of the Fund in the form of brokerage or research services received from brokers under arrangements under Section 28€ of the 1934 Act and the terms of the Advisory Agreement.  For a description of these potential benefits, see the description under “Portfolio Transactions And Brokerage Allocation – Brokerage Selection.”

Portfolio Managers.  The following persons are the Fund’s portfolio managers and are responsible for the day to day management of the Fund.

Adviser or Sub-Adviser	Portfolio Manager(s)
Pulteney Street Capital Management, LLC	Sean M. McCooey
EastBay Asset Management, LLC	Adam Wolfberg & Steve Landry
Ferro Investment Management, LLC	Jeffrey Ferro
Riverpark Advisors, LLC	Justin Frankel & Jeremy Berman
S.W. Mitchell Capital, LLP	Jamie Carter
Tiburon Capital Management, LLC	Peter Lupoff & Brian Swain

Ownership of Fund Shares. The table below shows the amount of Fund equity securities beneficially owned by the portfolio managers as of June 2, 2014, stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Sean M. McCooey	A
Adam Wolfberg	A
Steve Landry	A
Jeffrey Ferro	A
Justin Frankel	A
Jeremy Berman	A
Jamie Carter	A
Peter Lupoff	A
Brian Swain	A

Other Accounts.  In addition to the Fund, the Portfolio Managers are responsible for the day-to-day management of certain other accounts.  The table below shows the number of, and total assets in, such other accounts as of June 2, 2014.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Pulteney Street Capital Management, LLC
Sean McCooey	1*	$2.8 million	4	$28.5 million	-	-
Accounts where advisory fee is based upon account performance	-	-	1	$19.3 million	-	-
EastBay Asset Management, LLC
Adam Wolfberg & Steve Landry	1	$0	2	$37.0 million	5	$73.0 million
Accounts where advisory fee is based upon account performance	-	-	2	$37.0 million	5	$73.0 million
Ferro Investment Management, LLC
Jeffrey Ferro	2*	$10.0 million	3	$3.8 million	-	-
Accounts where advisory fee is based upon account performance	1	$10.0 million	2	$3.3 million	-	-
Riverpark Advisors, LLC
Justin Frankel & Jeremy Berman	2*	$8.7 million	1	$4.0 million	-	-
Accounts where advisory fee is based upon account performance	-	-	1	$4.0 million	-	-
S.W. Mitchell Capital, LLP
Jamie Carter	2*	$32.5 million	7	$364.9 million	9	$1,612 million
Accounts where advisory fee is based upon account performance	-	-	4	$247.2 million	1	$7.5 million
Tiburon Capital Management, LLC
Peter Lupoff & Brian Swain	5*	$18.0 million	1	$4.5 million	4	$31 million
Accounts where advisory fee is based upon account performance	-	-	1	$4.5 million	-	-

*	Includes the Fund

Conflicts of Interests.  The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts include other investment funds and separate accounts managed by the portfolio managers (collectively, the “Other Accounts”).  Set forth below is a description of material conflicts of interest that may arise in connection with any portfolio manager who manages multiple funds and/or other accounts:

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The management of multiple funds and/or other accounts may result in a portfolio manager devoting varying periods of time and attention to the management of each fund and/or other account. As a result, a portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

•
If a portfolio manager identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.

•
At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

•
With respect to securities transactions for the funds, the respective Adviser or Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser or the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the respective Adviser or Sub-Adviser or their affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

•
The appearance of a conflict of interest may arise where the respective Adviser or Sub-Adviser has an incentive, such as a performance based management fee or other differing fee structure, that relates to the management of one fund or other account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

In addition, Portfolio Managers may have conflicts of interest in allocating management time, resources, and investment opportunities among the Fund and other accounts advised by the portfolio managers. Differences between accounts may lead to additional conflicts — accounts may differ in terms of fee structure (fixed versus performance-based), size (and, hence, absolute fee), restrictions or investment strategy.

The Adviser and the Sub-Advisers have policies and procedures in place to mitigate potential conflicts of interest.

Compensation.  The following describes the structure and method used to determine each portfolio manager’s compensation.

Pulteney Street Capital Management, LLC

Mr. Sean McCooey receives a base salary from the Adviser.  Mr. McCooey is also a controlling owner of the Adviser, and is entitled to profits related to his ownership.  Since profits are expected to increase as assets increase, he is expected to receive increased profits as an owner of the Adviser as assets of the Fund increase.

EastBay Asset Management, LLC

Messrs. Wolfberg and Landry receive a base salary from EastBay.  They are also controlling owners of EastBay, and are entitled to profits related to their ownership.  Since profits are expected to increase as assets increase, they are expected to receive increased profits as an owner of EastBay as assets under EastBay’s management increase.
Ferro Investment Management, LLC

Mr. Ferro receives a base salary from Ferro.  Mr. Ferro is also a controlling owner of Ferro, and is entitled to profits related to his ownership.  Since profits are expected to increase as assets increase, he is expected to receive increased profits as an owner of Ferro as assets under management of Ferro, including those from the Fund, increase.

Riverpark Advisors, LLC

Messrs. Frankel and Berman receive a base salary from RiverPark.  [ ]

S.W. Mitchell Capital, LLP

Mr. Carter receives a base salary from SWMC.  [ ]

Tiburon Capital Management, LLC

Messrs. Lupoff and Swain receive a base salary from Tiburon.  They are also controlling owners of Tiboron, and are entitled to profits related to their ownership.  Since profits are expected to increase as assets increase, they are expected to receive increased profits as an owner of Tiburon as assets under Tiburon’s management increase.

Administrator.  Mutual Shareholder Services, LLC (“MSS”), with principal offices at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, provides accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency services for the Trust pursuant to an Accounting Services Agreement and a Transfer Agency Agreement (collectively, the “Services Agreements”). Under the Services Agreements, MSS is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund’s portfolio securities; (d) pricing the Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund’s legal compliance; (j) maintaining shareholder account records.

Under the Services Agreements, the Trust pays MSS at the following rate:

If average value of Fund is
between the following		Yearly Fee
-	25,000,000	22,200
25,000,000	50,000,000	31,700
50,000,000	75,000,000	37,450
75,000,000	100,000,000	43,200
100,000,000	125,000,000	48,950
125,000,000	150,000,000	54,700
150,000,000	200,000,000	60,450
200,000,000	300,000,000	$60,450 plus .01% on assets greater than $200,000,000
300,000,000 and above		$70,450 plus .005% on assets greater than $300,000,000

The Trust also pays an $11.50 annual fee per shareholder for shareholder servicing under the Services Agreements, in addition to blue sky fees and out of pocket expenses.

Prior to August 25, 2014, Matrix 360 Administration, LLC (“Matrix 360”) provided administrative and transfer agency services to the Fund. For the fiscal year ended December 31, 2013, the Trust paid fees to Matrix 360 under the prior services agreement in the aggregate amount of $70,396.  For the fiscal year ended December 31, 2012, the Trust paid fees to Matrix 360 in the aggregate amount of $84,760.  For the fiscal year ended December 31, 2011, the Trust paid fees to Matrix 360 in the aggregate amount of $75,205.

Distributor.  Rafferty Capital Markets, LLC, the Distributor, with principal business offices at 1010 Franklin Avenue, Garden City, NY 11530, acts as the principal underwriter and distributor of the Fund’s shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the “Distribution Agreement”) approved by the Trustees.  The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.  Shares of the Fund are sold on a continuous basis. The distribution agreement between the Fund and the Distributor requires the Distributor to use all reasonable efforts in connection with the distribution of the Fund’s shares. However, the Distributor has no obligation to sell any specific number of shares and will only sell shares for orders it receives.  Under the Distribution Agreement, the Distributor may be reimbursed from the Fund’s Plan (defined below), to the extent permitted under Rule 12b-1 under the 1940 Act, for out-of-pocket expenses related to its services under the Distribution Agreement for the Investor Shares or Service Shares.  The Distribution Agreement may be terminated by either party upon 60-days’ prior written notice to the other party. Prior to August 25, 2012, Matrix served as the distributor of the Fund. For the fiscal years ended December 31, 2013, December 31, 2012 and December 31, 2011, the Trust did not pay any fees to Matrix under the distribution agreement with Matrix.

The Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act for its Investor Shares and Service Shares (see “Management – Distribution of Shares” in the Prospectuses and “Purchases, Redemptions and Special Shareholder Services – Additional Information” below).  As required by Rule 12b-1, the Plan (together with the Distribution Agreement) was approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement.  The Plan provides that the Trust’s Treasurer shall provide to the Trustees, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures. The continuation of the Plan must be considered by the Trustees annually.

Potential benefits of the Plan to the Fund include improved shareholder services and savings to the Fund in certain operating expenses. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.

Under the Plan, the Fund may use 12b-1 fees to compensate broker-dealers (including, without limitation, the Distributor) for sales of the Fund’s Investor Shares or Service Shares, or for other expenses associated with distributing these share classes.  The Fund may expend up to 0.25% of the Investor Shares’ or 1.00% of the Service Shares’ respective average daily net assets annually to pay for any activity primarily intended to result in the sale of these share classes and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.

The Trustees will take into account the expenditures for purposes of reviewing operations under the Plan and in connection with their annual consideration of renewal of the Plan.  The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders with respect to shares of the Fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to shares of the Fund; (c) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Fund, including the performance of the Fund; (d) training sales personnel regarding the shares of the Fund; and (e) financing any activity that the Distributor determines is primarily intended to result in the sale of Fund shares.  Under the Plan, the Distributor is compensated regardless of its out-of-pocket expenditures.  The Fund does not participate in any joint distribution activities with other investment companies nor is the Fund aware of any interested person of the Fund or any director who is not an interested person of the Fund having any direct or indirect financial interest in the Plan or related agreements.

Payments under the Fund’s Plan for the fiscal year ended December 31, 2013 totaled $11,971 for the Investor Shares and $94 for the Service Shares. Payments under the Fund’s Plan for the fiscal year ended December 31, 2012 totaled $16,510 for the Investor Shares and $93 for the Service Shares. Payments under the Fund’s Plan for the fiscal year ended December 31, 2011 totaled $20,338 for the Investor Shares and $352 for the Service Shares. These payments were spent primarily on compensation to broker-dealers for the sale of the Investor Shares and on reimbursement to the Adviser for marketing expenses.

Custodian.  UMB Bank, n.a., 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106, serves as custodian for the Fund’s assets.  The Custodian acts as the depository for the Fund, safe-keeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian.  For its services as Custodian, the Custodian is entitled to receive an annual fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund. Prior to August 25, 2014, the Fund’s custodian was Fifth Third Bank.

Independent Registered Public Accounting Firm.  The Trustees have selected the firm of Sanville & Company to serve as independent registered public accountants for the Fund and to audit the annual financial statements of the Fund, prepare the Fund’s federal, state and excise tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

Independent registered public accountants will audit the financial statements of the Fund at least once each year.  Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account.  A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

Legal Counsel.  Kilpatrick Townsend & Stockton LLP, 1100 Peachtree Street, Suite 2800, Atlanta, Georgia 30309, serves as legal counsel to the Trust and the Fund.

CODE OF ETHICS

The Trust and each Adviser have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisers from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code).  The code permits employees and officers of the Trust and the Advisers to invest in securities, subject to certain restrictions and pre-approval requirements.  In addition, the code requires that portfolio managers and other investment personnel of the Advisers report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

PROXY VOTING POLICIES

The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to vote proxies for the Fund, subject to oversight of the Trustees.  The Adviser has in turn contractually delegated proxy voting authority to the Sub-Advisers.  Copies of the Trust’s Proxy Voting and Disclosure Policy and the Adviser’s Proxy Voting Policy and Procedures are included as Appendix A to this SAI.

Each year the Fund is required to file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, within 60 days after the end of such period.  Information regarding how the Fund voted proxies as set forth in its most recent filing of Form N-PX will be available (1) without charge, upon request, by calling the Fund at 855-318-2804; and (2) on the SEC’s website at http://www.sec.gov.

PURCHASES, REDEMPTIONS AND SPECIAL SHAREHOLDER SERVICES

Purchases.  Reference is made to “Purchasing Shares” in the Prospectuses for more information concerning how to purchase shares.  Specifically, potential investors should refer to the Prospectuses for information regarding purchasing shares by mail or bank wire, and for information regarding telephone orders.  The Prospectuses also describe the Fund’s automatic investment plan and certain rights reserved by the Fund with respect to orders for Fund shares.  The following information supplements the information regarding share purchases in the Prospectuses:

Pricing of Orders.  Shares of the Fund will be offered and sold on a continuous basis.  The purchase price of shares of the Fund is based on the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form.  Net asset value is normally determined at 4:00 p.m. Eastern time, as described under “Net Asset Value” below.

Regular Accounts.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account as often as they wish.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as a subsequent investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.

Purchases In-Kind.  The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund.  The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Adviser may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “Investing in the Fund - Determining the Fund’s Net Asset Value” in the Prospectuses.

Share Certificates.  The Fund does not issue stock certificates.  Evidence of ownership of shares is provided through entry in the Fund’s share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Redemptions.  Reference is made to “Redeeming Shares” in the Prospectuses for more information concerning how to redeem shares.  Specifically, investors wishing to redeem shares in the Fund should refer to the Prospectuses for information regarding redeeming shares by mail, telephone/fax or bank wire.  The Prospectuses also describe a redemption fee that applies to certain redemptions of shares of the Fund.  The Prospectuses also describe the Fund’s policy regarding accounts that fall below the Fund’s required minimums, redemptions in-kind, signature guarantees and other information about the Fund’s redemption policies.  The following information supplements the information regarding share redemptions in the Prospectuses:

Suspension of Redemption Privileges and Postponement of Payment.  The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit.  The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.  Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund.  No charge is made by the Fund for redemptions other than the possible reimbursement of fees charged to the Fund by the Custodian for wiring redemption proceeds, and the assessment of a Redemption Fee on certain redemptions of Fund shares occurring within sixty (60) days following the issuance of such shares.  For information on the Redemption Fee that applies to certain purchases Fund shares, see “Redeeming Shares – Redemption Fee” in the Prospectuses.

Involuntary Redemptions.  In addition to the situations described in the Prospectuses under “Redeeming Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time.

Additional Information.  Following is additional information regarding certain services and features related to purchases, redemptions and distribution of Fund shares.  Investors who have questions about any of this information should call the Fund at 855-318-2804.

Transfer of Registration.  To transfer shares to another owner, send a written request to the Fund c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147-4031.

Your request should include the following:  (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectuses under the heading “Redeeming Shares - Signature Guarantees”); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

Mailing Shareholder Communications.  Accounts having the same mailing address may consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

Dealers.  The Distributor, at its expense, may provide additional compensation in addition to dealer discounts and brokerage commissions to dealers in connection with sales of shares of the Fund.  Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events, to the extent permitted under applicable law and the rules and regulations of FINRA.  None of the aforementioned compensation is paid directly by the Fund or its shareholders although the Distributor may use a portion of the payment it receives under the Distribution Plan to pay these expenses.

Additional Information About Redemptions. Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $1,000.00. Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares.  No Redemption Fee will be imposed with respect to such involuntary redemptions.

The Fund does not intend, under normal circumstances, to redeem its securities by payment in-kind.  It is possible, however, that conditions may arise in the future that would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving them would bear market risk until the securities are sold and would incur brokerage costs when these securities are sold.

NET ASSET VALUE

The net asset value and net asset value per share of each class of shares of the Fund (“Class”) normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday), except on business holidays when the NYSE is closed.  The NYSE recognizes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of shares of each Class of the Fund will not be calculated.

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund’s securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class.  “Assets belonging to” the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income; realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments; any funds or payments derived from any reinvestment of such proceeds; and a portion of any general assets of the Trust not belonging to a particular investment fund.  Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund.  Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees.  Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor Shares and Service Shares) will be charged against that Class of shares.  Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class, or if the Class receives services of a different kind or to a different degree than other Classes, and the Trustees approve such allocation.  Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  Values are determined according to accepted accounting practices and all laws and regulations that apply.  Using methods approved by the Trustees, the assets of the Fund are valued as follows:

•
Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•	Securities that are listed on an exchange and that are not traded on the valuation date are valued at the bid price.

•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

•
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

•	Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value of such securities.

The relevant Adviser is responsible for notifying the Trustees or the Trust’s Fair Value Committee when it believes that fair value pricing is required for a particular security.  A description of these procedures and instructions is included in the Prospectuses and is incorporated herein by reference.  As explained in the Prospectuses, because the Fund’s fair valuing of Restricted Securities is a determination of the amount which the owner might reasonably expect to receive for them upon their current sale, the Fund is subject to the risk that the Fund’s fair valued prices are not accurate, and that the fair value price is not reflective of the value the Fund will receive upon a sale of the security.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders.  The discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund, and any other series of the Trust, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company.  In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, other income derived with respect to the Fund’s business of investing in such stock, securities or currencies; net income derived from an investment in a qualified publicly traded partnership.  For these purposes, a qualified publicly traded partnership is generally a publicly traded partnership other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.  Any income derived by the Fund from a partnership (other than a qualified publicly traded partnership) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities (other than the securities of other regulated investment companies) of two or more issuers that the taxpayer controls and which are determined to be engaged in the same, similar  or related trades or businesses; or the securities of one or more qualified publicly traded partnerships.  The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Certain qualifying corporate dividends are taxable at long-term capital gains tax rates to individuals.  For tax years beginning after December 31, 2002, the long-term capital gains rate for individual taxpayers is currently at a rate of 15% for individuals who are subject to the 25% (or greater) tax bracket on their ordinary income and whose taxable income is less than $400,000 ($450,000 for married filing jointly) and at 20% for most individuals whose taxable income is more than $400,000.  Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares.  All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution.  However, if the Fund declares a dividend in October, November or December, but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Each series of the Trust, including the Fund, will designate (1) any dividend of qualified dividend income as qualified dividend income; (2) any tax-exempt dividend as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; and (4) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series’ taxable year.  Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares and any loss on the sale or exchange of those shares will be disallowed to the extent of the exempt-interest dividends received with respect to the shares.

For tax years beginning after December 31, 2012, certain individuals, estates and trusts must pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions.  Prospective investors should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders after December 31, 2002, to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund’s shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required, in certain cases, to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2014) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.  Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes. Non-U.S. shareholders  should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

Under sections 1471 through 1474 to the Code, also known as the “Foreign Account Tax Compliance Act of 2009” or “FATCA,” foreign financial institutions (which include hedge funds, private equity funds, mutual funds, securitization vehicles and any other investment vehicles regardless of their size) and other foreign entities must comply with new information reporting rules with respect to their U.S. account holders and investors or confront a new withholding tax on U.S. source payments made to them.  A foreign financial institution or other foreign entity that does not comply with the FATCA reporting requirements will be subject to a new 30% withholding tax with respect to any “withholdable payments” made after December 31, 2012, other than such payments that are made on “obligations” that were outstanding on March 18, 2012.  For this purpose, withholdable payments are U.S. source payments otherwise subject to nonresident withholding tax and also include the entire gross proceeds from the sale of any equity or debt instruments of U.S. issuers.  The new FATCA withholding tax will apply regardless of whether the payment would otherwise be exempt from U.S. nonresident withholding tax (e.g., under the portfolio interest exemption or as capital gain).  Treasury is authorized to provide rules for implementing the FATCA withholding regime with the existing nonresident withholding tax rules.  The FATCA provisions also impose new information reporting requirements and increase related penalties for U.S. persons.

FATCA withholding will not apply to withholdable payments made directly to foreign governments, international organizations, foreign central banks or issue and individuals.  Treasury is authorized to provide additional exceptions to the application of the FATCA provisions.  Prospective investors should consult with their own tax advisors regarding these new provisions.

Mutual funds are required to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from available IRS accepted cost basis methods, the Fund will use a default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all fund shares acquired through December 31, 2011, and sold on and after that date.

The Fund will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders.  The “average annual total return” of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions that may be imposed under the Fund’s contracts.  Performance figures will be given for the recent one, five or ten year periods or for the life of the Fund if it has not been in existence for any such periods.  When considering “average annual total return” figures for periods longer than one year, it is important to note that the Fund’s annual total return for any given year might have been greater or less than its average for the entire period.  “Cumulative total return” represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions).

The Fund’s performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  The Fund may also measure its performance against the S&P 500 Index or other market indices.  Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals.  The Fund may also occasionally cite statistics to reflect its volatility and risk.  The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies.  The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment.  Performance comparisons may be useful to investors who wish to compare the Fund’s past performance to that of other mutual funds and investment products.  Past performance is not a guarantee of future results.

Advertisements that compare the Fund’s performance to similar funds or portfolios using certain indices, reporting services, and financial publications may include the following:

•           Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

•           Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values.  Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types according to their risk-adjusted returns.  The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Prospectuses to obtain a more complete view of the Fund’s performance before investing.  Of course, when comparing the Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price.  Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Rating Service and Moody’s Investors Service, Inc.).  The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended December 31, 2013, including the financial highlights appearing in the Annual Report to shareholders, for the Fund are incorporated by reference and made a part of this document.

APPENDIX A – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and
(2)	the Adviser’s Proxy Voting and Disclosure Policy, including a detailed description of the Adviser’s specific proxy voting guidelines.

(1)	PROXY VOTING AND DISCLOSURE POLICY FOR THE PSP FAMILY OF FUNDS

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the Trust and the Fund disclose the policies and procedures used to determine how to vote proxies for portfolio securities.  The IC Amendments also require the Fund to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Fund complies with the requirements of the IC Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that the Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and the Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to Fund’s Adviser

The Board believes that the Adviser, as the Funds’ investment adviser, is in the best position to make individual voting decisions for the Fund consistent with this Policy.  Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1)	to make the proxy voting decisions for the Fund; and
(2)
to assist the Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, shall approve the Adviser’s Proxy Voting and Disclosure Policy (“Adviser’s Voting Policy”) as it relates to the Fund.  The Board shall also approve any material changes to the Adviser’s Voting Policy no later than four (4) months after adoption by Adviser.

C.	Conflicts

In cases where a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below).

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders in its Statement of Additional Information (“SAI”) on Form N-1A.  The Fund will notify shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov.  The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, the Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

The Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;
(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder;
(vii)	Whether the Fund cast its vote on the matter;
(viii)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)	Whether the Fund cast its vote for or against management.

The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

The Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website.  If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding the Fund’s securities;
(iii)	Records of votes cast on behalf of the Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Adviser’s records.

The Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how the Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time; provided, however, that material changes are approved by the Board as provided under Section II(B) above.

(2)	PROXY VOTING AND DISCLOSURE POLICY FOR THE ADVISER

PROXY VOTING POLICIES

A.	Introduction

Rule 204-2 of the Advisers Act requires that investment advisers adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Pulteney Street Capital Management, LLC (the “Adviser”) has actually voted proxies.  The Adviser’s general policies and procedures for voting proxies are set forth below.

B.	Specific Proxy Voting Policies and Procedures

Generally, the Adviser engages investment sub-advisers to whom proxy voting authority is delegated.  However, the following details the Adviser’s philosophy and practice regarding the voting of proxies in the limited circumstances where the Adviser has proxy voting authority.

1.	General

The Adviser believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

2.	Procedures

To implement the Adviser’s proxy voting policies, the Adviser has developed the following procedures for voting proxies.

a.           Upon receipt of a corporate proxy by the Adviser, the special or annual report and the proxy are submitted to the Adviser’s proxy voting manager (the “Proxy Manager”).  The Proxy Manager will then vote the proxy in accordance with this policy.  For any proxy proposal not clearly addressed by this policy, the Proxy Manager will consult with the Adviser’s Vice President before voting the proxy.

b.           The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries.  The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of the Adviser’s Voting Guidelines in Section C below.  The Proxy Manager will then vote the proxies.

c.           The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below).  With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in the Adviser’s files.

3.	Absence of Proxy Manager

In the event that the Proxy Manager is unavailable to vote a proxy, then an officer of the Adviser shall perform the Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.

C.	Voting Guidelines

While the Adviser’s policy is to review each proxy proposal on its individual merits, the Adviser has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

1.	Corporate Governance

a.	Election of Directors and Similar Matters

In an uncontested election, the Adviser will generally vote in favor of management’s proposed directors.  In a contested election, the Adviser will evaluate proposed directors on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors, the Adviser will review any contested proposal on its merits.

Notwithstanding the foregoing, the Adviser expects to support proposals to:

•	Limit directors’ liability and broaden directors’ indemnification rights;

And expects to generally vote against proposals to:

•	Adopt or continue the use of a classified Board structure; and
•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

b.	Audit Committee Approvals

the Adviser generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.  the Adviser will generally vote to ratify management’s recommendation and selection of auditors.

c.	Shareholder Rights

the Adviser may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.  Notwithstanding the foregoing, the Adviser expects to generally support proposals to:

•	Adopt confidential voting and independent tabulation of voting results; and
•	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•	Adopt super-majority voting requirements; and
•	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

2.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

the Adviser may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, the Adviser expects to generally support proposals to:

•	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
•
Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

•	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•	Adopt classified boards of directors;
•	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and
•	Require a company to consider the non-financial effects of mergers or acquisitions.

3.	Capital Structure Proposals

the Adviser will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.
Notwithstanding the foregoing, the Adviser expects to generally support proposals to:

•	Eliminate preemptive rights.

4.	Compensation

a.	General

the Adviser generally supports proposals that encourage the disclosure of a company’s compensation policies.  In addition, the Adviser generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance.  the Adviser may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, the Adviser expects to generally support proposals to:

•	Require shareholders approval of golden parachutes; and
•	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

•	Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

5.	Stock Option Plans and Share Issuances

the Adviser evaluates proposed stock option plans and share issuances on a case-by-case basis.  In reviewing proposals regarding stock option plans and issuances, the Adviser may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case-by-case basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, the Adviser expects to generally vote against proposals to:

•	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

6.	Corporate Responsibility and Social Issues

The Adviser generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

The Adviser will generally vote against proposals involving corporate responsibility and social issues, although the Adviser may vote for corporate responsibility and social issue proposals that the Adviser believes will have substantial positive economic or other effects on a company or the company’s stock.

C.	Conflicts

In cases where the Adviser is aware of a conflict between the interests of a client(s) and the interests of the Adviser or an affiliated person of the Adviser (e.g., a portfolio holding is a client or an affiliate of a client of the Adviser), the the Adviser will take the following steps:

(a)         vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the Adviser’s vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and

(b)         for other matters, contact the client for instructions with respect to how to vote the proxy.

D.	The Adviser’s Disclosure of How to Obtain Voting Information

Rule 206(4)-6 requires the Adviser to disclose in response to any client request how the client can obtain information from the Adviser on how its securities were voted.  The Adviser will disclose in Part 2 of its Form ADV that clients can obtain information on how their securities were voted by making a written request to the Adviser.  Upon receiving a written request from a client, the Adviser will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires the Adviser to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures.  The Adviser will provide such a description in Part 2 of its Form ADV.  Upon receiving a written request from a client, the Adviser will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

E.	Recordkeeping

The Adviser shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(v)	A copy of this Policy;
(vi)	Proxy Statements received regarding client securities;
(vii)	Records of votes cast on behalf of clients;
(viii)	Any documents prepared by the Adviser that were material to making a decision how to vote, or that memorialized the basis for the decision; and
(ix)	Records of client requests for proxy voting information.

The Adviser may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that the Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.	Exhibits

(a)	Agreement and Declaration of Trust (“Trust Instrument”).6

(b)	By-Laws. 1

(c)	Articles III, V, and VI of the Trust Instrument, Exhibit 23(a) hereto, defines the rights of holders of the securities being registered. (Certificates for shares are not issued.) 1

(d)(1)	Investment Advisory Agreement between the Registrant and Pulteney Street Capital Management, LLC (the “Adviser”) for the Fund.6

(d)(2)	Investment Sub-Advisory Agreements for the Fund between the Registrant, the Adviser and the Sub-Advisers.

EastBay Asset Management, LLC7
Ferro Investment Management, LLC7
Riverpark Advisors, LLC7
S.W. Mitchell Capital, LLP7
Tiburon Capital Management, LLC7

(e)	Distribution Agreement between the Registrant and Rafferty Capital Markets, LLC (the “Distributor”) for the PSP Multi-Manager Fund.

(f)	Not Applicable.

(g)	Custodian Agreement between the Fund and UMB Bank, n.a.

(h)(1)	Accounting Services Agreement between the Registrant and Mutual Shareholder Services, LLC (“MSS”), as Administrator.

(h)(2)	Expense Limitation Agreement between the Registrant and the Adviser.6

(h)(3)	Transfer Agent Agreement between the Registrant and MSS.

(i)	Opinion and Consent of Kilpatrick Stockton LLP regarding the legality of securities registered with respect to the Congressional Effect Fund. 3

(j)	Consent of Independent Auditor.

(k)	Not Applicable.

(l)	Initial Subscription Agreement. 2

(m)	Distribution Plan under Rule 12b-1 for the Fund. 5

(n)	Rule 18f-3 Plan. 4

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant. 2

(p)(2)	Codes of Ethics for the Adviser and Sub-Advisers.

EastBay Asset Management, LLC *
Pulteney Street Capital Management, LLC 6
Ferro Investment Management, LLC
Riverpark Advisors, LLC
S.W. Mitchell Capital, LLP
Tiburon Capital Management, LLC

(q)	Copy of Powers of Attorney.8

1	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed January 9, 2008 (File No. 333-148558).

2	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed May 13, 2008 (File No. 333-148558).

3	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed May 20, 2008 (File No. 333-148558).

4	Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A filed July 9, 2010 (File No. 333-148558).

5	Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A filed April 30, 2012 (File No. 333-148558).

6	Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A filed April 29, 2014 (File No. 333-148558).

7	Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A filed May 22, 2014 (File No. 333-148558).

*	To be filed by amendment.

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

ITEM 30.	Indemnification

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust.  The Registrant’s Trust Instrument contains the following provisions:

Section 2.  Indemnification and Limitation of Liability.  The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 3.  Indemnification.

(a)        Subject to the exceptions and limitations contained in Subsection (b) below:

(i)           every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii)           as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)       No indemnification shall be provided hereunder to a Covered Person:

(i)           who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)           in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)       The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)           To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)           Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

In addition, the Registrant has entered into an Investment Advisory Agreement with its Adviser and a Distribution Agreement with its Distributor. These agreements provide indemnification for those entities and their affiliates.  The Adviser’s and Distributor’s personnel may serve as trustees and officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 31.       Business and other Connections of the Investment Adviser

The description of the Adviser and the Sub-Advisers is found under the caption of “Management” in the Prospectuses and under the caption “Management and Administration - Investment Adviser and Sub-Advisers” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein.  Each Adviser provides investment advisory services to other persons or entities other than the registrant.

ITEM 32.       Principal Underwriter

(a)           The principal underwriter and distributor for the Trust is Rafferty Capital Markets, with an address of 1010 Franklin Avenue - 3rd Floor, Garden City, NY 11530.  Other funds for which this distributor acts as principal underwriter are:  Adirondack Funds, Chou America Mutual Funds, Conestoga Funds, Cottonwood Mutual Funds, Direxion Funds, EntrepreneurShares Series Trust, Epiphany Funds, FMI Funds Inc., Leuthold Funds, Marketocracy Funds, PFS Funds, Philadelphia Investment Partners New Generation Fund, Ranger Funds Investment Trust, Reynolds Funds, Satuit Capital Management Trust, Sparrow Funds, Valley Forge Fund and Walthausen Funds.

(b)           Set forth below is information concerning the Officers of the Distributor.

(1)	(2)	(3)
Name and Address	Position and Offices With Underwriter	Positions and Offices with Registrant
Thomas A. Mulrooney	President	None
Stephen P. Sprague	Chief Financial Officer	None

(c)           Not applicable.

ITEM 33.	Location of Accounts and Records

The Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b) and 31a-2(a) under the Investment Company Act of 1940, as amended, at its principal executive offices at 1345 Avenue of the Americas, 3rd Floor, New York, NY 10105, except for those records that may be maintained pursuant to Rule 31a-3 at the offices of Registrant’s Custodian, UMB Bank, n.a., 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106; and Registrant’s Administrator and Transfer Agent, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147-4031; and the Sub-Advisers, the addresses for which are included in the Prospectuses.

ITEM 34.	Management Services

None.

ITEM 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 19 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York on this 22nd day of August 2014.

Congressional Effect Family of Funds

By:	/s/ Sean McCooey
Sean McCooey, President & Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/ Sean McCooey	August 22, 2014
Sean McCooey, President **	Date

/s/ Edward J. Breslin *	August 22, 2014
Edward J. Breslin, Trustee	Date

/s/ Paul S. Buckley *	August 22, 2014
Paul S. Buckley, Trustee	Date

/s/ Alfred E. Smith IV *	August 22, 2014
Alfred E. Smith IV, Trustee	Date

/s/Larry E. Beaver, Jr.	August 22, 2014
Larry E. Beaver, Jr., Treasurer **	Date

/s/Sean McCooey	August 22, 2014
* By Sean McCooey, Attorney-in-Fact	Date

**	Mr. McCooey is the principal executive officer of the Trust, and Mr. Beaver is the principal financial officer and principal accounting officer of the Trust.